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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NETLIST, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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	(2)	Form, Schedule or Registration Statement No.:
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NETLIST, INC.

TO OUR STOCKHOLDERS:

        You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the "Annual Meeting") of Netlist, Inc., a Delaware corporation (the "Company," "Netlist," "we," "us" or "our"), to be held on Wednesday, August 15, 2018 at 10:00 a.m., Pacific Time, at the offices of Merrill Corporation at 2603 Main Street, Suite 610, Irvine, California 92614, for the following purposes, which are further described in the accompanying proxy statement:

  1.
  To elect four directors to our Board of Directors, each to serve until our 2019 annual meeting of stockholders and until his successor is duly elected or appointed and qualified or until his earlier resignation or removal;

  2.
  To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 29, 2018;

  3.
  To approve an amendment to our Restated Certificate of Incorporation to increase the number of shares of our common stock that we are authorized to issue by approximately 100%;

  4.
  To approve an amendment to our Restated Certificate of Incorporation to effect, on or before June 30, 2019, a reverse split of our authorized, issued and outstanding common stock, at a ratio of between 1-for-2 and 1-for-20 and if and when and at such ratio as may be determined by our Board of Directors;

  5.
  To approve the adjournment of the Annual Meeting, if necessary or advisable to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing items of business; and

  6.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof

        Our Board of Directors recommends a vote "FOR" all of the director nominees in Proposal 1, and "FOR" each of Proposals 2, 3, 4 and 5.

        Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy card in the enclosed postage prepaid envelope or submit your vote via the Internet or by telephone as promptly as possible, to ensure your shares will be voted at the Annual Meeting. Your proxy is being solicited by our Board of Directors.

        To obtain directions to attend the Annual Meeting and vote in person, please call Investors Relations at (212) 739-6740. If you have questions about the Annual Meeting or need assistance voting your shares, please contact our proxy solicitor, Georgeson LLC, using the following contact information:

Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
866-828-4305

        Thank you for your ongoing support of and interest in Netlist.

Sincerely,

Gail Sasaki Vice President, Chief Financial Officer and Corporate Secretary

July 9, 2018

NETLIST, INC.
175 Technology
Suite 150
Irvine, California 92618
(949) 435-0025

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

        The 2018 Annual Meeting of Stockholders ("Annual Meeting") of Netlist, Inc. (the "Company," "Netlist," "we," "us" or "our") will be held on Wednesday, August 15, 2018 at 10:00 a.m., Pacific Time, at the offices of Merrill Corporation at 2603 Main Street, Suite 610, Irvine, California, 92614, for the following purposes, which are further described in the accompanying proxy statement:

  1.
  To elect four directors to our Board of Directors, each to serve until our 2019 annual meeting of stockholders and until his successor is duly elected or appointed and qualified or until his earlier resignation or removal

  2.
  To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 29, 2018;

  3.
  To approve an amendment to our Restated Certificate of Incorporation to increase the number of shares of our common stock that we are authorized to issue by approximately 100%;

  4.
  To approve an amendment to our Restated Certificate of Incorporation to effect, on or before June 30, 2019, a reverse split of our authorized, issued and outstanding common stock, at a ratio of between 1-for-2 and 1-for-20 and if and when and at such ratio as may be determined by our Board of Directors;

  5.
  To approve the adjournment of the Annual Meeting, if necessary or advisable to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing items of business; and

  6.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on June 18, 2018 are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting at our principal executive offices during normal business hours for the 10 days before the Annual Meeting, as well as at the Annual Meeting.

By order of the Netlist Board of Directors,

Gail Sasaki Vice President, Chief Financial Officer and Corporate Secretary

Irvine, California
July 9, 2018

NETLIST, INC.
175 Technology, Suite 150
Irvine, California 92618

PROXY STATEMENT
2018 ANNUAL MEETING OF STOCKHOLDERS

NETLIST, INC.
175 Technology, Suite 150
Irvine, California 92618

PROXY STATEMENT
2018 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

        Netlist, Inc., a Delaware corporation (the "Company," "Netlist," "we," "us" or "our"), is sending you this proxy statement ("Proxy Statement") in connection with the solicitation of proxies by our Board of Directors ("Board of Directors" or "Board") for use at our 2018 Annual Meeting of Stockholders ("Annual Meeting"), which we will hold at the offices of Merrill Corporation at 2603 Main Street, Suite 610, Irvine, California 92614, on Wednesday, August 15, 2018 at 10:00 a.m., Pacific Time, or any adjournment or postponement thereof, for the purposes described in this Proxy Statement.

        Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy card in the enclosed postage prepaid envelope or submit your vote via the Internet or by telephone as promptly as possible, to ensure your shares will be voted at the Annual Meeting. Unless you instruct otherwise, any vote submitted by proxy that is not revoked will be voted at the Annual Meeting as follows:

  1.
  To elect each of the four director nominees to our Board of Directors;

  2.
  To ratify the appointment of KMJ Corbin & Company LLP ("KMJ") as our independent registered public accounting firm for our fiscal year ending December 29, 2018 ("Fiscal 2018");

  3.
  To approve an amendment to our Restated Certificate of Incorporation ("Restated Certificate") to increase the number of shares of our common stock we are authorized to issue by approximately 100%;

  4.
  To amend our Restated Certificate of Incorporation to effect, on or before June 30, 2019, a reverse split of our authorized, issued and outstanding common stock, at a ratio of between 1-for-2 and 1-for-20 and if and when and at such ratio as may be determined by the Board ("Reverse Stock Split");

  5.
  To approve the adjournment of the Annual Meeting, if necessary or advisable to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing items of business; and

  6.
  With regard to all other matters as may properly come before the Annual Meeting, in accordance with the recommendation of the Board of Directors or, if no such recommendation is given, in the best judgment of the individuals named as proxies on the enclosed proxy card.

Delivery of Proxy Materials

        In accordance with rules adopted by the Securities and Exchange Commission ("SEC"), we have elected to deliver our proxy materials for the Annual Meeting, including this Proxy Statement, our annual report on Form 10-K (the "Annual Report") for our fiscal year ended December 30, 2017 ("Fiscal 2017"), and a proxy card for the Annual Meeting, to our stockholders by mail or, if a stockholder has previously agreed, by e-mail. Accordingly, we expect to mail or, to stockholders who have agreed, e-mail this Proxy Statement and our other proxy materials to our stockholders on or about July 11, 2018. If you would like to receive our proxy materials for future annual meetings of our stockholders by e-mail rather than by mail, you may submit such consent to electronic delivery by writing to the attention of our Corporate Secretary at the address of our principal executive offices or by following the instructions on the accompanying proxy card.

        In addition, we are also making all of our proxy materials for the Annual Meeting available on the Internet. Applicable SEC rules require us to notify our stockholders of the availability of our proxy materials on the Internet with the following notice:

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on Wednesday, August 15, 2018

This Proxy Statement and the Annual Report are available at
http://proxy.netlist.com

Record Date; Outstanding Shares

        All stockholders that owned our common stock at the close of business on June 18, 2018, the date fixed by the Board as the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

        At the close of business on June 18, 2018, there were 100,499,508 outstanding shares of our common stock.

Voting Matters

Voting Rights

        Each share of our common stock entitles the owner of the share to one vote on all matters to be voted on at the Annual Meeting.

Quorum Requirement

        The presence, in person or by a proxy relating to any matter to be acted on at the Annual Meeting, of the holders of a majority of the outstanding shares of our common stock will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes, which are explained under "Effect of Not Providing Voting Instructions; Broker Non-Votes" below, as well as shares as to which authority to vote on any proposal is withheld, are each counted as present at the Annual Meeting for purposes of determining a quorum.

Effect of Not Providing Voting Instructions; Broker Non-Votes

        Stockholders of Record.    You are a "stockholder of record" if your shares are registered directly in your name with Computershare Trust Company, N.A., our transfer agent. If you were a stockholder of record at the close of business on the record date for the Annual Meeting and you submit a valid proxy that does not provide voting instructions with respect to your shares, all shares represented by your proxy will be voted in accordance with the recommendation of our Board on each proposal to be presented at the Annual Meeting, as described in this Proxy Statement.

        Beneficial Owners of Shares Held in Street Name.    You are a beneficial owner of share held in "street name" if your shares are not held of record in your name but are held by a broker or other nominee on your behalf as the beneficial owner. If your shares were held in street name at the close of business on the record date for the Annual Meeting, it is critical that you provide voting instructions to your broker or other nominee if you want your vote to count on the election of directors (Proposal 1) and the approval of an adjournment of the Annual Meeting, if necessary or advisable to permit further solicitation of proxies (Proposal 5). These proposals constitute "non-routine" matters on which a broker or other nominee is not entitled to vote shares held for a beneficial owner without receiving specific voting instructions from the beneficial owner. As a result, if you hold your shares in street name and you do not instruct your broker or other nominee on how to vote on Proposals 1 and 5, then no vote would be cast on either of these proposals on your behalf and a "broker non-vote" would occur (except that no broker non-votes are expected with respect to Proposal 5 because of the voting requirement for this proposal, as described below). Your broker or other nominee will, however, have discretion to vote uninstructed shares on the ratification of the appointment of KMJ as our independent registered public accounting firm (Proposal 2), the approval of an amendment to our Restated Certificate to increase the number of authorized shares of our common stock (Proposal 3), and the approval of an amendment to our Restated Certificate to effect, if and when and at such ratio as may be determined by our Board, a Reverse Stock Split (Proposal 4), because these proposals constitute "routine" matters on which a broker or other nominee is entitled to vote shares held on behalf of a beneficial owner even without receiving voting instructions from the beneficial owner. Generally, brokers and other nominees will vote any such uninstructed shares in accordance with the recommendation of the Board for the applicable proposal. As a result, broker non-votes are not expected to occur in the vote on Proposals 2, 3 or 4, and any uninstructed shares held in street name are expected to be voted on each such proposal in accordance with the recommendation of our Board as described in this Proxy Statement.

Voting Requirements

        Under our Amended and Restated Bylaws ("Bylaws"), when a quorum is present at any meeting of our stockholders, directors are elected by a plurality of the votes cast by stockholders entitled to vote in the election of directors, and all other matters are determined by a majority of the votes cast affirmatively or negatively on the proposal, except when a different vote is required by law, the national securities exchange on which we are listed, our Restated Certificate or our Bylaws. Abstentions and broker non-votes are not considered to be votes cast on a proposal. As a result, at the Annual Meeting:

  1.
  Proposal 1 will be determined by a plurality of the votes cast on the proposal, meaning that the four nominees receiving the highest number of affirmative votes will be duly elected as directors. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal because of the nature of this voting requirement.

  2.
  Proposal 2 must be approved by the affirmative vote of a majority of the votes cast on the proposal by shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal at the Annual Meeting. As a result, abstentions, if any, will have no effect on the outcome of this proposal because abstentions are not considered to be present or entitled to vote with respect to the proposal for which the occur, and broker non-votes are not expected to occur on this proposal because, as discussed above, brokers and other nominees will be entitled to vote uninstructed shares held in street name on this proposal.

  3.
  Proposal 3 must be approved by the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the record date for the Annual Meeting, which is required by applicable law. As a result, abstentions will have the same effect as a vote against this proposal because of the nature of this voting requirement, and broker non-votes are not expected to occur on this proposal because, as discussed above, brokers and other nominees will be entitled to vote uninstructed shares held in street name on this proposal.

  4.
  Proposal 4 must be approved by the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the record date for the Annual Meeting, which is required by applicable law. As a result, abstentions will have the same effect as a vote against this proposal because of the nature of this voting requirement, and broker non-votes are not expected to occur on this proposal because, as discussed above, brokers and other nominees will be entitled to vote uninstructed shares held in street name on this proposal.

  5.
  Proposal 5 must be approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal at the Annual Meeting, regardless of whether a quorum is present. As a result, abstentions, if any, will have no effect on the outcome of this proposal because abstentions are not considered to be present or entitled to vote with respect to the proposal for which the occur, and broker non-votes are not expected to occur on this proposal because, pursuant to our Bylaws, broker non-votes are also not considered to be present or entitled to vote with respect to the proposal for which they occur.

        Below is a summary of the voting requirements for each proposal to be voted on at the Annual Meeting:

Proposal		Vote Required	Routine vs. Non-Routine Matter	Effect of Abstentions	Effect of Broker Non-Votes
1:	Election of Directors	Plurality of Votes Cast	Non-Routine	No effect	No effect
2:	Ratification of Auditor	Majority of Votes Cast	Routine	No effect	None expected
3:	Increase to Authorized Shares of Common Stock	Majority of Outstanding Shares	Routine	Same effect as a negative vote	None expected
4:	Reverse Stock Split	Majority of Outstanding Shares	Routine	Same effect as a negative vote	None expected
5:	Adjournment	Majority of Shares Present	Non-Routine	No effect	None expected

Tabulation of Votes

        The inspector of elections of the Annual Meeting will tabulate the votes of our stockholders at the Annual Meeting. All shares of our common stock represented by proxy at the Annual Meeting will be voted in accordance with the voting instructions given on the proxy, as long as the proxy is properly submitted and unrevoked and is received by the applicable deadline, all as described under "How to Cast or Revoke Your Vote" below. If the Annual Meeting is adjourned or postponed, properly submitted and unrevoked proxies will remain effective and will be voted at the adjourned or postponed Annual Meeting, and stockholders will retain the right to revoke any such proxy until it is actually voted at the adjourned or postponed Annual Meeting.

How to Cast or Revoke Your Vote

Stockholders of Record

        If you are a stockholder of record, meaning that at the close of business on the record date your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you may vote your shares either by taking any one of the following actions:

  •
  Attending the Annual Meeting and voting in person;

  •
  Submitting a proxy by mail, which can be done by completing and signing the accompanying proxy card and mailing it in the envelope provided; or

  •
  Submitting a proxy via the Internet or by telephone, which can be done by following the instructions on the accompanying proxy card.

        Votes cast in person or by a mailed proxy must be received no later than the close of voting at the Annual Meeting to be counted, and votes cast by telephone or the Internet must be received by 1:00 a.m., Pacific Time, on August 15, 2018 to be counted. If the Annual Meeting is postponed or adjourned, a properly submitted proxy will remain valid and will be voted at the postponed or adjourned meeting unless it is revoked before it is actually voted, as described below.

        If you are a stockholder of record and submit your proxy, you may revoke it at any time before it is used by taking any of the following actions (any of which will automatically revoke an earlier-provided proxy):

  •
  Voting in person at the Annual Meeting;

  •
  Delivering a later-dated proxy to us at the address of our principal executive offices; or

  •
  Delivering a written notice of revocation to our Corporate Secretary at the address of our principal executive offices.

        To be effective, any later-dated proxy must be received by the applicable deadline for the voting method used, and any written notice of revocation must be received no later than the close of voting at the Annual Meeting. Only your latest-dated vote that is received by the deadline applicable to the voting method used will be counted.

Beneficial Owners of Shares Held in Street Name

        If you are a beneficial owner of shares of our common stock that are held in street name, then you will receive a notice from your broker or other nominee that includes instructions on how to vote your shares. Your broker or other nominee may allow you to deliver your vote via the Internet or by telephone. In addition, if you are a beneficial owner, you will receive instructions from your broker or other nominee regarding how to revoke a previously submitted proxy or otherwise change your voting instructions. As a result, beneficial owners should follow the instructions provided by their brokers or other nominees in order to vote their shares at the Annual Meeting.

        If you hold your shares in street name and you wish to attend or vote in person at the Annual Meeting, then you must bring certain items with you in order to gain admission to and vote at the Annual Meeting, as described under "Attending and Voting at the Annual Meeting" below.

Attending and Voting at the Annual Meeting

        If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot for voting at the Annual Meeting. If you elect to attend the Annual Meeting, you may be asked to present valid picture identification, such as a driver's license or passport, to gain admission. Additionally, if you hold your shares in street name and you decide to attend and vote at the Annual Meeting in person, you will need to bring a copy of a brokerage statement reflecting your ownership of our common stock as of the record date for the Annual Meeting, as well as a legal proxy issued in your name from your broker or other nominee that holds your shares on your behalf. Contact your broker or other nominee to obtain these items.

        We encourage you to submit your proxy or voting instructions in advance of the Annual Meeting to ensure that your vote will be counted. Submitting your proxy before the Annual Meeting will not affect your right to vote in person if you decide to attend the Annual Meeting, but your presence at the Annual Meeting will not in itself revoke a submitted proxy. In order to do so, you must cast a written ballot at the Annual Meeting and your proxy will be revoked as to the matters on which the ballot is cast.

Proxy Solicitation

        We will pay the costs of preparing, assembling, printing and mailing to our stockholders this Proxy Statement and our other proxy materials for the Annual Meeting, as well as all other costs of soliciting proxies for the Annual Meeting. We may request brokers or other nominees to solicit their customers who beneficially own shares of our common stock that are held of record by the broker or other nominee, and we will reimburse these brokers or other nominees for their reasonable out-of-pocket expenses in making these solicitations. Solicitations will be made primarily through the delivery of this Proxy Statement and our other proxy materials for the Annual Meeting to our stockholders and the availability of these materials on the Internet, and may be supplemented by telephone, facsimile, e-mail and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for these activities, and we have not engaged special employees for the specific purpose of undertaking these activities. In addition, we have engaged Georgeson LLC ("Georgeson") to assist us with soliciting proxies for the Annual Meeting, and we have agreed to pay Georgeson a fee of approximately $8,000 for such services.

Householding

        The SEC has adopted rules that permit companies and intermediaries (such as brokers and other nominees) to satisfy the delivery requirements for proxy statements and other proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of all proxy materials addressed to these stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers and other nominees that hold shares of our common stock for the account of a beneficial owner will be householding our proxy materials for the Annual Meeting. As a result, a single copy of this Proxy Statement, the Annual Report and the other proxy materials for the Annual Meeting will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you provide contrary instructions. If you are a stockholder at a shared address to which a single copy of this Proxy Statement, the Annual Report and the other proxy materials for the Annual Meeting was delivered, we will deliver promptly, at no charge, a separate copy of all or any such materials upon receipt of a written or oral request submitted to us, by writing to our Corporate Secretary at the address of our principal executive offices or by calling Investor Relations at (212) 739-6740, or to Georgeson, our proxy solicitor, by writing to or calling Georgeson at its address or phone number set forth in the letter accompanying this Proxy Statement and on the last page of this Proxy Statement. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy statement, annual report or other proxy materials for future annual meetings of our stockholders, please notify your broker or other nominee or direct your written or oral request to us as described above. Additionally, stockholders who receive multiple copies of this Proxy Statement, the Annual Report and the other proxy materials for the Annual Meeting at their shared address and would like to request householding of these materials for future annual meetings of our stockholders should contact their brokers or other nominees or direct a written or oral request to us as described above

PROPOSAL 1
ELECTION OF DIRECTORS

        The Nominating and Corporate Governance Committee of our Board of Directors has recommended, and our Board of Directors has nominated, Chun K. Hong, Jun S. Cho, Kiho Choi and Blake A. Welcher for re-election as our directors at the Annual Meeting. All of these individuals are currently members of our Board of Directors. On the date of this Proxy Statement, Jeff Benck is also a member of our Board of Directors. Mr. Benck will not stand for re-election at the Annual Meeting and his term as a director will end at the commencement date of the Annual Meeting.

        Each director nominee named in this Proxy Statement has consented to being named as a nominee and has agreed to serve as a director, if elected. The persons named as proxies in the accompanying proxy card will vote the shares covered by any properly submitted proxy card for the election of each of the director nominees named in this Proxy Statement, unless the proxy card indicates otherwise. The accompanying proxy card contains a discretionary grant of authority with respect to this proposal, so that if one or more of the named director nominees becomes unable or unwilling to serve, the persons named as proxies may vote for the election of any substitute nominees that our Board of Directors may propose. However, the persons named as proxies may not vote for a greater number of persons than the total number of directors to be elected at the Annual Meeting, which is four.

        There is no arrangement or understanding between any of our directors or director nominees and any other person or persons pursuant to which any such individual was or is to be selected as a director or director nominee of the Company. There are no family relationships between any of our directors, director nominees or executive officers.

Director Nominees

        The table and narrative below provide, for each of our director nominees, each such individual's age as of June 18, 2018; current position(s) with our Company; tenure in such position(s); information about such individual's business experience and qualifications, including principal occupation or employment and principal business of the employer, if any, for at least the past five years; involvement in certain legal or administrative proceedings, if any; other public company director positions held currently or at any time in the past five years; and the experiences, qualifications, attributes and skills that led to the conclusion that such individual should serve as a director of our Company. Additionally, for each of our directors, and in addition to each such individual's specific qualifications and skills described below, we believe each such individual brings a strong and unique background and set of skills to our Board of Directors, which gives our Board competence and experience in a wide variety of areas, including corporate governance and board service, executive management, financial reporting, law and regulation, the memory systems market, the semi-conductor industry, licensing, and worldwide customer and manufacturer management.

Name	Age	Position(s)
Chun K. Hong	57	President, Chief Executive Officer and Chairman of the Board
Jun S. Cho	58	Lead Independent Director
Kiho Choi	62	Director
Blake A. Welcher	56	Director

        Chun K. Hong is one of the founders of Netlist and has been our President and Chief Executive Officer and a director since our inception in June 2000. Mr. Hong assumed the title of Chairman of the Board of Directors in January 2004. Prior to his tenure at Netlist, Mr. Hong has served in various other executive positions including President and Chief Operating Officer of Infinilink Corporation, a DSL equipment company, as Executive Vice President of Viking Components, Inc., a memory subsystems manufacturing company, and as General Manager of Sales at LG Semicon Co., Ltd., a public semiconductor manufacturing company in South Korea. Mr. Hong received his Bachelor of Science degree in economics from Virginia Commonwealth University and his Master of Science degree in technology management from Pepperdine University's Graduate School of Management. As one of our founders and as our Chief Executive Officer, Mr. Hong brings to the Board extensive knowledge of our organization and our market.

        Jun S. Cho joined the Netlist Board in November 2014 and became the Lead Independent Director of the Board in December 2017. Mr. Cho currently serves as General Counsel to Fiat Chrysler Automobiles (FCA) Asia Pacific and Vice President and Assistant General Counsel to FCA US LLC (formerly called Chrysler Group LLC), a global automobile company. Mr. Cho has more than 19 years of experience as legal counsel for the FCA and over 12 years of experience in the Asia Pacific region leading FCA's initiatives in technology licensing, product distribution, M&A transactions and joint ventures, from his bases in Beijing and Shanghai. Prior to FCA, Mr. Cho specialized in international financing and corporate transactions working for global-reaching law firms including Debevoise & Plimpton in New York, Kim & Chang in Seoul, Korea and Arnold & Porter in Washington D.C. Mr. Cho holds a Juris Doctorate degree from the New York University School of Law and is admitted to the bar in the state of New York and in Washington D.C. He received his undergraduate degree in economics from the College of William and Mary. Mr. Cho brings to Netlist's Board of Directors his considerable legal background and extensive experience with complex organizations and transactions.

        Kiho Choi joined the Netlist Board in May 2017. In 2005, Mr. Choi established Choi, Kim & Park, LLP, the largest Korean American full service CPA firm in the United States, and is currently the Managing Partner of the firm. In this role, Mr. Choi is responsible for directing the publicly-held and international company audit service and management and financing consulting practices of the firm. Mr. Choi also currently serves on the Board of Directors of Hanmi Financial Corporation and Hanmi Bank. Mr. Choi began his public accounting career in 1989 in the Assurance and Consulting Division of Watkins, Meegan, Drury & Co, LLC in Washington D.C., a full service regional accounting and consulting firm specializing in government, financial institutions, and non-profit organizations. As a director in-charge of the resolution services division, Mr. Choi had responsibility for auditing banks and government contractors and worked closely with Resolution Trust Corporation and Federal Deposit Insurance Corporation. In 1995, Mr. Choi joined Kim & Lee, LLP, a Korean-American CPA firm, as a partner responsible for the firm's audit and consulting practice. Mr. Choi is a graduate of the University of Illinois, at Chicago, receiving both a Bachelor and Master of Science degrees in Accounting. Mr. Choi brings to Netlist's Board of Directors his significant accounting and financial expertise, as well as his extensive senior management experience.

        Blake A. Welcher joined the Netlist Board in August 2013. Mr. Welcher currently serves as General Counsel for PSI Services LLC, an assessment and testing development and administration company. Mr. Welcher served as Executive Vice President, General Counsel and Corporate Secretary of DTS, Inc., a consumer electronics company, until December 2016, when DTS was sold to Tessera Technologies. Mr. Welcher had been a member of the DTS executive team since March 2000. As General Counsel at DTS, he managed the licensing operations and was instrumental in building key assets that have led to DTS' success. Mr. Welcher led DTS' legal licensing functions, collaborated with key partners and worked to establish DTS as a global name in consumer electronics. Mr. Welcher holds a bachelor's degree in Aeronautical Engineering from California Polytechnic State University at San Luis Obispo, a Juris Doctorate and Masters of Intellectual Property degree from Franklin Pierce Law Center (University of New Hampshire School of Law) and is a U.S. licensed Patent Attorney. Mr. Welcher brings more than 20 years of industry experience to Netlist's Board of Directors with his extensive background in worldwide licensing operations, corporate governance, risk management, intellectual property and legal affairs.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF
ALL OF THE NAMED DIRECTOR NOMINEES.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has appointed KMJ as our independent registered public accounting firm for Fiscal 2018. Representatives of KMJ are expected to attend the Annual Meeting and be available to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

        In appointing KMJ as our independent registered public accounting firm, the Audit Committee considered KMJ's independence with respect to the services to be performed and other factors the Audit Committee believed to be relevant and in the best interests of our stockholders. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise; however, as a matter of good corporate governance, the Audit Committee and our Board of Directors has decided to submit the appointment to stockholders for ratification. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain the firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it determines such a change would be in the best interests of the Company and its stockholders. In addition, if KMJ declines to act or otherwise becomes incapable of acting as our independent registered public accounting firm or if KMJ's engagement is otherwise discontinued for any reason, the Audit Committee will appoint another firm to serve as our independent registered public accounting firm for Fiscal 2018.

Fees Paid to Independent Registered Public Accounting Firm

        The following table presents the aggregate fees billed to us by KMJ for the indicated services performed during Fiscal 2017 and our fiscal year ended December 31, 2016 ("Fiscal 2016"):

	Fiscal 2017 ($)	Fiscal 2016 ($)
Audit Fees(1)	152,640	143,750
Audit-Related Fees(2)	—	—
Tax Fees(2)	—	—
All Other Fees(2)	—	—

Total Fees	152,640	143,750

(1)
Audit fees consist of fees billed to us for professional services rendered for the audit of our annual consolidated financial statements and the review of our interim condensed consolidated financial statements included in our quarterly reports. These fees also include fees billed to us for professional services that are normally provided in connection with statutory and regulatory filings or engagements, including the review of our registration statements on Form S-3 and Form S-8 and certain other related matters, such as the delivery of comfort letters and consents in connection with these registration statements.

(2)
KMJ did not bill to us any audit-related fees, tax fees or other fees in Fiscal 2017 or Fiscal 2016.

Pre-Approval Policies and Procedures

        The charter of the Audit Committee of our Board requires such committee to pre-approve all audit and permissible non-audit services to be performed for us by our independent registered public accounting firm, except for certain "de minimus" non-audit services that may be ratified by the Audit Committee in accordance with applicable SEC rules, in order to assure that the provision of such services is compatible with maintaining the independence of our independent registered public accounting firm. Our Audit Committee pre-approved all services performed by KMJ in Fiscal 2017 and Fiscal 2016.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KMJ AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2018.

PROPOSAL 3
APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF OUR COMMON STOCK

        Our Restated Certificate currently authorizes the issuance of 150,000,000 shares of our common stock, par value $0.001 per share. Our Board is proposing for approval by our stockholders an amendment to our Restated Certificate to increase the number of shares of our common stock we are authorized to issue by approximately 100%, from 150,000,000 shares to 300,000,000 shares. Our Restated Certificate also authorizes the issuance of 10,000,000 shares of preferred stock, par value $0.001 per share, which would remain unchanged by the amendment to our Restated Certificate contemplated by this Proposal 3.

Background: Our Current Capitalization

        As of June 18, 2018, with respect to our common stock, there were:

  •
  100,499,508 shares issued and outstanding;

  •
  2,974,184 shares issuable upon exercise of outstanding warrants, all of which were exercisable as of such date at exercise prices ranging from $0.25 per share to $1.00 per share;

  •
  12,619,396 shares issuable upon conversion, at a conversion price of $1.25 per share, of $15,185,753 in outstanding principal and accrued interest as of such date under an outstanding convertible note;

  •
  2,000,000 shares issuable upon exercise of an outstanding warrant, all of which will become exercisable at an exercise price of $0.30 per share upon our redemption of such convertible note;

  •
  8,532,984 shares issuable upon exercise of outstanding stock options, 6,211,089 of which were exercisable as of such date; and

  •
  2,116,941 shares reserved for issuance pursuant to equity awards we may grant in the future under the Netlist, Inc. Amended and Restated 2006 Equity Incentive Plan (the "Equity Plan"), which amount is subject to annual increases pursuant to the terms of the Equity Plan.

        Based on the above capitalization information, only 21,256,986 shares of our currently authorized common stock remained unissued and unreserved and available for future issuance as of June 18, 2018.

Reasons for the Proposed Increase to Our Authorized Shares of Common Stock

        The Board has determined, in its business judgment, that an increase to the authorized shares of our common stock by approximately 100%, from 150,000,000 shares to 300,000,000 shares, is in the best interests of the Company and our stockholders, and as a result the Board has unanimously approved such an increase, subject to stockholder approval, and has unanimously recommended that our stockholders approve such an increase by voting in favor of this Proposal 3. In making this determination and approval, the Board considered, among other things: the requirements to maintain our listing on the Nasdaq Capital Market; our historical share issuance purposes and rates, as described below; our anticipated future share requirements; guidelines and potential voting recommendations of third-party proxy advisory services, including Institutional Shareholder Services ("ISS"); recent practices at other public companies; and a recommendation from our management.

        The Board believes the proposed increase to the authorized shares of our common stock is desirable, and is requesting that our stockholders approve the increase, for the following reasons:

  •
  Pursuit of Near-Term Equity Financing to Try to Maintain Our Nasdaq Capital Market Listing.  As previously disclosed and as described in connection with Proposal 4 below, we are not presently in compliance with certain rules and standards that are required to maintain our listing on the

    Nasdaq Capital Market, including Nasdaq's minimum stockholders' equity standard. As also described below, Nasdaq has granted our request to remain listed on the Nasdaq Capital Market, subject to our satisfaction of a number of conditions in the upcoming months, including, among other things, that, on or before September 25, 2018, we provide to Nasdaq evidence of our compliance with its minimum stockholders' equity standard and projections and other information to demonstrate our ability to maintain compliance with this standard over the coming year. As part of our efforts to satisfy these requirements, we expect to pursue an equity financing in the near term, and in order to do so, we expect to need additional authorized shares of our common stock to issue and sell in such a financing. As a result, one of the purposes of this Proposal 3 is to try to maintain our listing on the Nasdaq Capital Market by complying with the conditions imposed by Nasdaq, including the requirement to regain compliance with Nasdaq's minimum stockholders' equity standard, which we believe may be more attainable after increasing the authorized shares of our common stock and issuing and selling some portion of the newly authorized shares in the near term.

    Even though we are taking active steps to pursue a near-term equity financing as described above, we do not currently have any commitment from any third party to purchase any shares of our common stock, and the terms and conditions of any such purchase, including the proceeds we may receive therefrom, remain to be determined. As a result, we may not be able to complete any equity financing in the near term or at all, and even if we do complete such a transaction, we may not be able to obtain the capital we need to regain compliance with Nasdaq's minimum stockholders' equity standard or effect such a transaction on terms that are otherwise favorable to us.

  •
  Flexibility for Future Stock Issuances for Any Corporate Purpose.  The requested increase to the authorized shares of our common stock is also intended to provide us with the flexibility to issue our common stock as needed for any other purpose the Board may approve in the future, which could include, for instance, raising further capital to support our operations; compensating employees or other service providers; effecting stock splits or dividends or other capitalization changes; acquiring assets, technologies or businesses; and other corporate purposes. If this Proposal 3 is approved, the newly authorized shares of our common stock would be issuable for any proper corporate purpose, including our anticipated near-term equity financing as described above. Historically, we have issued our common stock (or securities convertible into or exercisable or exchangeable for our common stock) to raise capital, in connection with strategic transactions and relationships, as compensation to attract and retain our personnel through grants of equity awards, and for other general corporate purposes. Since January 2015 and as of June 18, 2018, we have issued common stock (or securities convertible into or exercisable or exchangeable for common stock) totaling 87,295,230 shares (on a fully diluted basis) for the reasons described above, and our Board may desire to use our common stock for these or other reasons in the future. Of these shares, since January 2015, we have granted equity awards for compensatory purposes for a total of 6,794,760 shares of our common stock (on a fully diluted basis), and the Board believes the availability of additional shares for future compensatory purposes is an important recruiting and retention tool.

        We currently have no specific understandings or commitments, oral or written, which would require us to issue a material amount of new shares of our common stock, except with respect to the issuance of shares of our common stock (1) to effect any near-term equity financing we are able to complete, as described above, (2) upon the exercise or conversion of outstanding securities, and (3) in connection with the Equity Plan and awards granted thereunder.

Possible Adverse Effects if this Proposal 3 Is Approved

        If this Proposal 3 is approved by our stockholders, the Board would generally be able to issue the additional authorized shares in its discretion from time to time without further action by or approval of our stockholders, subject to and as limited by the rules and listing requirements of the Nasdaq Stock Market ("Nasdaq") or any other then applicable securities exchange and the requirements of all applicable law.

        Approval of this Proposal 3 could have the following adverse effects:

  •
  Increased Potential for Dilution.  If approved, this Proposal 3 would result in our Board's ability to issue the newly authorized shares of our common stock in the future (including in our anticipated near-term equity financing) in its discretion and without obtaining further stockholder approval. Because our stockholders do not have preemptive rights with respect to our common stock, they would not have preferential rights to purchase any additional shares we may issue in the future. Consequently, any issuance of additional shares of our common stock that is not pro-rata among existing stockholders, including, for instance, in the anticipated near-term equity financing we are pursuing as described above, would increase the number of outstanding shares of our common stock and decrease the ownership interest of our existing stockholders, as well as their percentage interest in the voting power, liquidation value and book value of our common stock. Depending on the terms of any such issuance, this dilution could be significant. In particular, and in light of the current low per share market price of our common stock, our stockholders may experience material and substantial dilution if we complete an equity financing in the near term. For example, assuming a sale price per share of $0.20, which was the closing sale price per share of our common stock as reported by Nasdaq on June 18, 2018, and also assuming we complete an equity financing that involves our issuance and sale of shares of our common stock and no other securities (such as, for instance, warrants or convertible notes), we would need to issue and sell 50 million shares of our common stock in order to obtain gross proceeds of $10 million. However, because we do not have agreements or other firm commitments for any such issuance, it is impossible to predict at this time the dilutive impact of any future share issuance, including our anticipated near-term financing, if we are able to complete it. The level of any potential dilution would depend on a number of factors, including the price of our common stock at the time of any future issuance and the number of shares of our common stock then outstanding.

  •
  Anti-Takeover Effects.  The availability of additional shares of our common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to effect a change in control of our Company or remove current management, which our stockholders might otherwise deem favorable. For example, without further stockholder approval, the Board could strategically sell shares of our common stock in a private transaction to purchasers that would oppose a change in control attempt or favor current management, or could more easily dilute the stock ownership of a person or group seeking to effect and change in the composition of the Board or contemplating a tender offer or other transaction that would result in our acquisition by another company. The anti-takeover effect of an increase to the authorized shares of our common stock would be in addition to (1) the provisions of Delaware law that may frustrate business combinations with large stockholders, (2) other provisions in our Restated Certificate and our Bylaws that may also have an anti-takeover effect, such as certain advance notice requirements with respect to any stockholder proposals and nominations of director candidates, the lack of cumulative voting rights of our stockholders, the prohibition on our stockholders from taking action by written consent, and our ability to issue up to 10,000,000 shares of preferred stock with such rights, preferences and privileges as approved by our Board without obtaining stockholder approval, and (3) the anti-takeover effect of our stockholder rights agreement, which would, under certain circumstances, give our stockholders the right to acquire additional shares of our capital stock and make it more difficult for a person or group to acquire a significant ownership percentage of our outstanding capital stock or attempt a hostile takeover of our Company.

    Except as described above, we do not presently have any plans, intentions or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences, and the Board is not presently aware of any attempt, or contemplated attempt, to acquire control of our Company. Further, this Proposal 3 is not being presented with the design or intent that it be used to prevent or discourage a change in control or management or an acquisition attempt; however, stockholders should be aware that nothing would prevent the Board from taking any such actions that it deems consistent with its fiduciary duties.

Possible Adverse Effects if this Proposal 3 Is Not Approved

        If this Proposal 3 is not approved by our stockholders, the number of shares of our common stock we would be authorized to issue would remain at its current level of 150,000,000 shares, and we would have only 21,256,986 shares of our common stock available for future issuance (based on our capitalization as of June 18, 2018, as described above, which does not take into account additional issuances of shares of our common stock in our ongoing "at-the-market" common stock offering program or for other reasons after that date).

        A failure to obtain the approval of our stockholders of this Proposal 3 could have the following adverse effects:

  •
  Inability to Raise Capital By Issuing Our Common Stock.  As described above, we are actively pursuing a near-term equity financing in an effort to facilitate an increase to our stockholders' equity to Nasdaq's minimum standard and maintain our listing on the Nasdaq Capital Market. However, if this Proposal 3 is not approved, then we may not have sufficient shares of our common stock available for issuance in such a financing to enable is to regain compliance with this standard, in which case our ability to complete such a financing at all could be jeopardized and the likelihood of maintaining our Nasdaq listing could be reduced. If we are not able to maintain our listing on the Nasdaq Capital Market, our common stock would be classified as a "penny stock," among other potentially detrimental consequences, and the liquidity and marketability of our common stock, as well as its prevailing market price, could be materially adversely affected by such a delisting and penny stock classification. Any of these outcomes could significantly impact our ability to use our common stock for capital-raising or other purposes, as well as our stockholders' ability to sell their shares of our common stock at prices they deem acceptable or at all.

    In addition, in recent years, we have relied heavily on issuances of equity and convertible debt securities to generate sufficient capital to support our operations. For example, we issued a convertible note and warrant in connection with a strategic transaction in November 2015; we completed public or private offerings of our common stock in September 2016, August 2017, and May 2018; and we established an "at-the-market" common stock offering program in November 2017, which remains ongoing. Our capital requirements to support our existing operations, satisfy our commitments and pursue future growth depend on many factors, and we may need to raise additional funding through the issuance of equity or convertible debt securities in the future, even if we are able to complete our anticipated near-term equity financing as described above. If this Proposal 3 is not approved by our stockholders, then we may not have sufficient authorized and unreserved shares of our common stock to pursue such capital-raising transactions if and when market conditions and other factors make these funds available, in which case we may not be able to execute our business plans or take advantage of future opportunities, and we may be forced to modify our business model, implement cost-cutting measures, delay, scale back or eliminate some or all of our ongoing and planned investments and initiatives, or reduce or cease our operations entirely. Any of these outcomes could have a material adverse effect on our business, performance and prospects.

  •
  Lack of Flexibility to Use Equity for Other Valid Purposes.  As described above, the Board believes the increase to the authorized shares of our common stock would provide us with needed flexibility to issue the newly authorized shares in the future when and as necessary and on a timely basis. This flexibility would allow us to take advantage of favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for each separate transaction or issuance. If this Proposal 3 is not approved by our stockholders, our Board would have significantly limited ability to issue equity at its discretion in the future, which could result in, among other things, difficulties retaining and recruiting executives and other personnel consistent with our business plans or an inability to effect potential future strategic transactions or acquisitions efficiently and when desired or otherwise believed to be advantageous to us.

Rights of Additional Authorized Shares of Common Stock

        The additional authorized shares of our common stock, if and when issued, would be part of our existing class of common stock and would have the same rights, preferences and privileges as the shares of common stock that are currently issued and outstanding.

Text and Effectiveness of the Increase to Our Authorized Shares of Common Stock

        We propose to effect the increase to the authorized shares of our common stock by amending the first two sentences of Article IV(A) of our Restated Certificate to read in their entirety as follows:

        "The corporation is authorized to issue two classes of stock to be designated, respectively, "Serial Preferred Stock" and "Common Stock." The total number of shares of stock which the corporation is authorized to issue is Three Hundred Ten Million (310,000,000) shares consisting of Ten Million (10,000,000) shares of Serial Preferred Stock, with a par value of $0.001 per share, and Three Hundred Million (300,000,000) shares of Common Stock, with a par value of $0.001 per share."

        The only change to the language of Article IV(A) being voted on in this Proposal 3 is to increase the total number of shares of our common stock we may issue by 100%, from 150,000,000 shares to 300,000,000 shares, and consequently the total number of shares of stock we may issue by the same amount. Other than as set forth above, our Restated Certificate as currently in effect would remain unchanged by the amendment to effect the authorized share increase contemplated by this Proposal 3.

        Please note, however, that our Restated Certificate could also be amended to implement a reverse split of our common stock, which we are also requesting that our stockholders approve at the Annual Meeting and which is described in Proposal 4 of this Proxy Statement below. As described in Proposal 4 below, if such a reverse split of our common stock is approved and implemented, the number of issued and outstanding shares of our common stock as well as the number of authorized shares of our common stock would be reduced, in each case by the ratio selected by the Board (please see the description of Proposal 4 below for more information). As a result, if this Proposal 3 is approved by our stockholders and Proposal 4 is also approved by our stockholders and such a reverse split of our common stock is implemented before or contemporaneously with the increase to the authorized shares of our common stock as contemplated by this Proposal 3, then the approval of this Proposal 3 will be deemed to be an approval by our stockholders of an increase to the authorized shares of our common stock by an amount equal to approximately 100% of the number of authorized shares of our common stock after giving effect to such reverse split of our common stock (which would result in a different number of authorized shares of our stock and our common stock than is set forth above, due to the impact of such a reverse split). See the tabular disclosure under "Effects of the Reverse Stock Split on our Common Stock" in Proposal 4 below for more information.

        If this Proposal 3 is approved and adopted by our stockholders at the Annual Meeting, the increase to our authorized shares contemplated hereby would become effective upon our filing of a Certificate of Amendment to our Restated Certificate with the Secretary of State of the State of Delaware reflecting the amendments to Article IV(A) thereof as set forth above, or at such other date and time as may be specified in the Certificate of Amendment. Subject to the discretion of the Board to abandon the authorized share increase contemplated by this Proposal 3, as described below, we expect to file such an amendment with the Secretary of State of the State of Delaware as soon as practicable following stockholder approval.

Board Discretion to Abandon the Increase to Our Authorized Shares of Common Stock

        Even if this Proposal 3 is approved by our stockholders, the Board retains the discretion to abandon the increase to the authorized shares of our common stock as contemplated hereby, if it determines such an abandonment to be in the best interests of the Company and our stockholders.

No Appraisal Rights

        Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Restated Certificate to increase the number of authorized shares of our common stock we are authorized to issue.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE TO INCREASE THE AUTHORIZED SHARES OF OUR COMMON STOCK.

PROPOSAL 4
APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

        Our Board is proposing for approval by our stockholders an amendment to our Restated Certificate to effect a reverse split of our authorized, issued and outstanding common stock, at such ratio and at such time as determined by the Board and as described in this Proposal 4 below. For purposes of this Proposal 4, "Reverse Stock Split" refers to such a reverse split of our common stock effected at the ratio and time as the Board may determine. Our preferred stock, 10,000,000 shares of which are authorized and none of which are issued or outstanding, would remain unchanged by the amendment to our Restated Certificate contemplated by this Proposal 4.

Background

        In June 2018, our Board determined to seek the approval of our stockholders of a proposal to authorize the Board, in its discretion, to amend our Restated Certificate to effect a Reverse Stock Split of our issued and outstanding common stock at a ratio of 1-for-2, 1-for-3, 1-for-4, 1-for-5, 1-for-6, 1-for 7, 1-for-8, 1-for-9, 1-for-10, 1-for-11, 1-for-12, 1-for-13, 1-for-14, 1-for-15, 1-for-16, 1-for-17, 1-for-18, 1-for-19, or 1-for-20, such ratio to be determined by the Board in its discretion. As a result, if the Board determines to effect a Reverse Stock Split, each outstanding 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 or 20 shares of our common stock would, at the effective time of the Reverse Stock Split, be combined, converted and changed into one share of our common stock. As part of the Reverse Stock Split, the number of authorized shares of our common stock (as it may be increased pursuant to the amendment to our Restated Certificate contemplated by Proposal 3 described above) would be reduced by the same ratio as the issued and outstanding shares of our common stock.

        This Proposal 4, if approved, would not immediately cause a Reverse Stock Split to be effected, but rather would grant the Board the authority to effect a Reverse Stock Split, if and when determined by the Board, at any time on or before June 30, 2019. As a result, the Board would have the sole discretion, until June 30, 2019, to elect whether to effect a Reverse Stock Split and, if so, the number of shares, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 or 20, of our common stock that would be combined into one share of our common stock upon implementing the Reverse Stock Split. Accordingly, approval of this Proposal 4 would authorize the Board, in its discretion, to effect the Reverse Stock Split at any of the ratios described above and at any time until the date set forth above, or not to effect the Reverse Stock Split at all.

        If the Board elects to effect a Reverse Stock Split, the number of shares of our common stock that are authorized but unissued, issued and outstanding, and reserved for future issuance, as well as certain other aspects of or factors related to our common stock, would undergo a variety of changes. Please see "Effects of the Reverse Stock Split on Our Common Stock" below for more information.

Reasons for a Reverse Stock Split

        The Board has determined, in its business judgment, that a Reverse Stock Split of our authorized, issued and outstanding common stock at one of the proposed ratios is in the best interests of the Company and our stockholders, and as a result the Board has unanimously approved such a Reverse Stock Split, subject to stockholder approval, and has unanimously recommended that our stockholders approve such a Reverse Stock Split by voting in favor of this Proposal 4. In addition, the Board has determined that obtaining the approval of our stockholders of the nineteen proposed ratios for a Reverse Stock Split (as opposed to approval of a single ratio) provides the Board with appropriate flexibility to better achieve the purposes of a Reverse Stock Split, and as a consequence, is also in the best interests of our Company and our stockholders. In making this determination and approval, the Board considered, among other things: the requirements to maintain our listing on the Nasdaq Capital

Market; the historical market price and trading volume of our common stock; prevailing market and economic conditions and trends; recent practices at other public companies; guidelines and potential voting recommendations of third-party proxy advisory services, including ISS; and a recommendation from our management.

        The Board believes a Reverse Stock Split is desirable, and is requesting that our stockholders approve and grant the authority to the Board to determine whether to effect a Reverse Stock Split, primarily to try to increase the prevailing market price of our common stock for the following reasons:

  •
  Maintenance of Our Nasdaq Capital Market Listing.  As previously disclosed, in September 2017, we received a letter from Nasdaq notifying us that, because the bid price of our common stock closed below $1.00 per share for 30 consecutive business days, we are no longer in compliance with Nasdaq's minimum bid price rule, which is a requirement for continued listing on the Nasdaq Capital Market. We have also experienced several other periods of noncompliance with this rule in recent years, including during 2015 and into early 2016 and during April and May of 2017. In January 2018, we received another letter from Nasdaq notifying us that, because the market value of our common stock fell below a minimum of $35.0 million for a period of 30 consecutive business days, we are no longer in compliance with Nasdaq's market value of listed securities rule, which is also a requirement for continued listing on the Nasdaq Capital Market. Because of our failure to comply with the market value of listed securities rule and certain other Nasdaq listing standards, including the minimum stockholders' equity standard, we were not automatically eligible for a 180-day extension of the deadline to regain compliance with the minimum bid price rule, which was passed on March 26, 2018. As a result, our common stock became subject to delisting from the Nasdaq Capital Market on that date, and we received a letter from Nasdaq notifying us of such delisting determination on March 29, 2018. We appealed the delisting determination to a Nasdaq Hearings Panel in accordance with Nasdaq's applicable procedures, and on May 17, 2018, we received from Nasdaq its decision letter regarding our appeal. In the decision letter, Nasdaq notified us that the Nasdaq Hearings Panel has granted our request to remain listed on the Nasdaq Capital Market, subject to our satisfaction of a number of conditions in the upcoming months, including, among other things, that we include this Proposal 4 in this Proxy Statement to try to obtain the approval of our stockholders of a Reverse Stock Split, and that, on or before September 25, 2018, we provide evidence to Nasdaq that the closing bid price of our common stock was $1.00 or more for at least 10 consecutive business days. As a result, the primary purpose of this Proposal 4 is to try to maintain our listing on the Nasdaq Capital Market by complying with the conditions imposed by Nasdaq in is decision letter, including the requirement to regain compliance with Nasdaq's minimum bid price rule, which we believe may be more attainable after effecting a Reverse Stock Split due to the anticipated increase in the prevailing market price of our common stock.

  •
  Improved Marketability and Liquidity.  We believe the current low per share market price of our common stock has had a negative effect on the marketability of the outstanding shares of our common stock, and we believe there are several reasons for these effects. First, certain institutional and other investors have internal policies that prohibit purchases of lower-priced stocks, and a variety of policies and practices of broker-dealers also discourage individual brokers within these firms from dealing in lower-priced stocks. Second, because the brokers' commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current market price of our common stock could result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of the total share value than would be the case if the market price of the shares was higher. This factor is also believed to limit the willingness of some institutions and other investors to purchase shares of our common stock at all. Because we expect a Reverse Stock Split could result in a higher prevailing market price for our common stock, we believe it could help to alleviate some of these negative effects. In addition, the Board believes the decrease in the number of outstanding shares of our common stock as a consequence of the Reverse Stock Split, coupled with the anticipated increase in the prevailing market price of our common stock, could attract new long-term investors and generate new interest in our common stock, which could potentially promote greater liquidity for our existing stockholders, and could reduce holdings by speculative investors, which could help to reduce volatility in the trading volume and market price of our common stock.

        We note, however, that if the Board elects to implement the Reverse Stock Split, an increase to the market price of our common stock after the Reverse Stock Split, if any, may be proportionately less than the ratio for the Reverse Stock Split that is selected by the Board, and any such increase may not be sustained and may subsequently decrease to current or lower market prices. Any of these outcomes could reduce or eliminate the intended benefits of, and reasons for effecting, a Reverse Stock Split as described above, including an inability to achieve an increase in the prevailing market price of our common stock and a failure to regain compliance with Nasdaq's minimum bid price rule, and could have other negative effects, including effectively reducing our Company's market capitalization. Moreover, even if the prevailing market price for our common stock increases by a sufficient amount to regain compliance with Nasdaq's bid price rule, we may not be able to maintain such compliance and we may not be able to regain or maintain compliance with Nasdaq's other listing requirements, in which case our common stock may be delisted from the Nasdaq Capital Market even though we effect the Reverse Stock Split as required by the Nasdaq Hearings Panel. See "Possible Adverse Effects" below for more information.

        The Reverse Stock Split is not, and the Board does not intend for it to be, the first step in a series of plans or proposals of a "going private" transaction within the meaning of Rule 13e-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act").

Possible Adverse Effects

        As described above, it is expected that a Reverse Stock Split could increase the prevailing market price for our common stock. However, the effect of a Reverse Stock Split on the market price for our common stock cannot be predicted, and the history of similar reverse stock split combinations for companies in like circumstances is varied. In particular, there is no assurance that the price per share of our common stock after a Reverse Stock Split is implemented would be 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 or 20 times, as applicable, or any other multiple of the price per share of our common stock immediately before the Reverse Stock Split is implemented. Additionally, even if the market price for our common stock increases immediately after a Reverse Stock Split is implemented, such increased market price may not be maintained for any period of time. Moreover, because some investors or the market generally may have a negative view of reverse stock split combinations similar to the Reverse Stock Split, the implementation of a Reverse Stock Split, or the approval of this Proposal 4 by our stockholders or even the mere fact that we are asking our stockholders to vote on this Proposal 4 at the Annual Meeting, could adversely impact the market price of our common stock, which may never exceed or remain in excess of the current market price.

        If any of these negative effects were to occur, the intended benefits of a Reverse Stock Split, described under "Reasons for the Reverse Stock Split" above and including primarily our efforts to maintain our listing on the Nasdaq Capital Market, may not be achieved even if the Reverse Stock Split is implemented. If we are not able to maintain our listing on the Nasdaq Capital Market, and as described in Proposal 3 above, our common stock would be classified as a "penny stock," among other potentially detrimental consequences, and the liquidity and marketability of our common stock, as well as its prevailing market price, could be materially adversely affected by such a delisting and penny stock classification. Any of these outcomes could significantly impact our ability to use our common stock for capital-raising or other purposes, as well as our stockholders' ability to sell their shares of our common stock at prices they deem acceptable or at all. Moreover, the marketability and liquidity of our common stock may worsen after a Reverse Stock Split as a result of the decreased number of shares of our common stock that would be outstanding, which effect could be amplified if the market price of our common stock also does not increase as anticipated. Furthermore, the occurrence of any of these negative effects could effectively reduce our Company's market capitalization, which could materially adversely impact our performance by resulting in potential impairments to our assets, our liquidity by reducing our ability to use our common stock for capital-raising or other purposes, or other aspects of our business.

        Moreover, many of these negative effects could also occur if this Proposal 4 is not approved by our stockholders or a Reverse Stock Split is otherwise not implemented. For example, the risk that we may not be able to maintain our listing on the Nasdaq Capital Market is a material potential risk associated with a Reverse Stock Split, but this is also a material and more likely potential risk if no Reverse Stock Split is effected, because the trading price of our common stock would need to increase by a substantial amount in a relatively short period of time in order for us to regain compliance with all of Nasdaq's listing requirements without effecting the Reverse Stock Split. In addition, the risk of worsened marketability and liquidity of our common stock, which is an important potential risk associated with a Reverse Stock Split, is also an important potential risk if no Reverse Stock Split is effected, because the current low market price of our common stock may continue or worsen, particularly if our common stock is delisted and classified as a penny stock.

        Ultimately, the impact of this Proposal 4 on our common stock is unpredictable and uncertain, whether or not it is approved and whether or not the Board decides to implement the Reverse Stock Split, and we could experience any or all of the adverse effects described above in any of these circumstances.

Board Discretion to Implement a Reverse Stock Split

        If this Proposal 4 is approved by our stockholders, a Reverse Stock Split would be effected, if at all, only upon a determination by the Board to effect the Reverse Stock Split, with a ratio among those set forth in this Proposal 4 as determined by the Board and as of an effective time on or before June 30, 2019. Such determination would be based on many factors, including the factors described above that were considered by the Board in determining to approve the solicitation of stockholder approval for this Proposal 4. For example, the Board may determine not to effect the Reverse Stock Split if the trading price of our common stock increases materially before a Reverse Stock Split is effected, if the Board determines to abandon our listing on the Nasdaq Capital Market and establish trading for our common stock on one or more over-the-counter quotation systems, or if the Board determines for any other reason that it is no longer in the best interests of the Company and our stockholders to effect a Reverse Stock Split. As a result, notwithstanding any approval of this Proposal 4 by our stockholders, the Board may, in its sole discretion, determine to abandon the Reverse Stock Split for a period of time or in its entirety. If, however, the Board does not implement the Reverse Stock Split before June 30, 2019, further stockholder approval would be required in order to implement any reverse stock split.

Effects of a Reverse Stock Split on Our Common Stock

        After a Reverse Stock Split, if implemented, each of our stockholders would own a reduced number of shares of our common stock; however, the Reverse Stock Split would affect all of our stockholders uniformly, and thus would not, in itself, affect any stockholder's percentage ownership in our Company, except to the extent the Reverse Stock Split results in a stockholder receiving cash in lieu of an interest in a fractional share, as described below. Similarly, the number of our stockholders would not be affected by the Reverse Stock Split, except to the extent any stockholder holds only an interest in a fractional share after the Reverse Stock Split and receives cash for such interest rather than any shares of our common stock, as described below. As of June 18, 2018, there were approximately 14,000 holders of our common stock, including an estimated 13,500 beneficial owners whose shares are held on their behalf by brokers or other nominees.

        In addition, proportionate voting rights and other rights of the holders of our common stock would not be affected by the Reverse Stock Split, except as a result of the payment of cash in lieu of fractional shares, as described below. For example, a holder of 1% of the voting power of the outstanding shares of our common stock immediately before the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding shares of our common stock immediately after the Reverse Stock Split.

        Also, the number of outstanding shares of our common stock and the number of authorized shares of our common stock would be reduced in accordance with the ratio for the Reverse Stock Split selected by the Board from among those set forth in this Proposal 4, but the percentage of the authorized shares of our common stock that are issued and outstanding would remain the same before and after the Reverse Stock Split is implemented (unless Proposal 3 as described in this Proxy Statement is also approved and implemented, as described above and as shown in the tables below, and without giving effect to any issuances of shares of our common stock after the Reverse Stock Split is implemented). For example, based on the 100,499,508 shares of our common stock outstanding on June 18, 2018 and the 150,000,000 shares of our common stock currently authorized under the Restated Certificate, a Reverse Stock Split at a ratio of 1-for-10 would have the effect of reducing the number of outstanding shares of our common stock to approximately 10,049,951 and reducing the number of authorized shares of our common stock to 15,000,000, thereby reducing the number of authorized but unissued shares of common stock from 49,500,492 to approximately 4,950,049; however, the number of shares of outstanding common stock would remain approximately 67% of the number of shares of authorized common stock both immediately before and immediately after the Reverse Stock Split.

        Further, the Reverse Stock Split would reduce the number of shares of our common stock issuable upon conversion or exercise of outstanding convertible notes, warrants and stock options (and, as applicable, would increase the conversion, exchange or exercise price per share under such convertible notes, warrants and stock options), as well as the number of shares of our common stock reserved for issuance pursuant to equity awards we may grant in the future under the Equity Plan (including the annual increases to such share reserve pursuant to the terms of the Equity Plan). In each such case, the number of shares of our common stock would be reduced by the ratio at which the Reverse Stock Split is implemented, and any applicable conversion, exchange or exercise price per share would be increased by the same ratio.

        The following tables illustrate the effect of the Reverse Stock Split on our authorized, outstanding and reserved common stock in two possible scenarios (and, for each, with each of the proposed Reverse Stock Split ratios):

  •
  If Proposals 3 and 4 Are Approved and Implemented.  The information in the following table is based on the number of shares of our common stock outstanding as of June 18, 2018, after giving effect to the increase to the number of shares of our common stock we are authorized to issue by approximately 100%, as described in Proposal 3 above, and a Reverse Stock Split at each of the ratios described in this Proposal 4. As a result, the information in this table assumes that Proposals 3 and 4 described in this Proxy Statement are both approved by our stockholders at the Annual Meeting, and that no shares of our common stock are issued after June 18, 2018

    (including any portion of the newly authorized shares thatmay be issued in any near-term equity financing we are able to complete, as described in Proposal 3 above).

Reverse Stock Split Ratio	Approximate Issued and Outstanding Shares of Common Stock (#)(1)	Authorized Shares of Common Stock Post-Reverse Stock Split (#)	Shares of Common Stock Reserved for Future Issuance Post-Reverse Stock Split (#)(1)(2)	Shares of Common Stock Authorized, Unissued and Unreserved for Future Issuance Post-Reverse Stock Split (#)(1)
Pre-Reverse Stock Split	100,499,508	300,000,000	28,243,506	171,256,986
1-for-2	50,249,754	150,000,000	14,121,753	85,628,493
1-for-3	33,499,836	100,000,000	9,414,502	57,085,662
1-for-4	25,124,877	75,000,000	7,060,877	42,814,246
1-for-5	20,099,902	60,000,000	5,648,701	34,251,397
1-for-6	16,749,918	50,000,000	4,707,251	28,542,831
1-for-7	14,357,073	42,857,143	4,034,787	24,465,284
1-for-8	12,562,439	37,500,000	3,530,438	21,407,123
1-for-9	11,166,612	33,333,333	3,138,167	19,028,554
1-for-10	10,049,951	30,000,000	2,824,351	17,125,699
1-for-11	9,136,319	27,272,727	2,567,591	15,568,817
1-for-12	8,374,959	25,000,000	2,353,626	14,271,415
1-for-13	7,730,731	23,076,923	2,172,577	13,173,614
1-for-14	7,178,536	21,428,571	2,017,393	12,232,642
1-for-15	6,699,967	20,000,000	1,882,900	11,417,132
1-for-16	6,281,219	18,750,000	1,765,219	10,703,562
1-for-17	5,911,736	17,647,059	1,661,383	10,073,940
1-for-18	5,583,306	16,666,667	1,569,084	9,514,277
1-for-19	5,289,448	15,789,474	1,486,500	9,013,526
1-for-20	5,024,975	15,000,000	1,412,175	8,562,849

(1)
Share numbers do not give effect to the treatment of fractional shares, as described below.

(2)
Represents shares of our common stock issuable upon conversion or exercise of outstanding convertible notes, warrants and stock options, as well as shares of our common stock reserved for issuance pursuant to equity awards we may grant in the future under the Equity Plan.
  •
  If This Proposal 4 Is Approved and Implemented, But Proposal 3 Is Not Implemented.  The information in the following table is based on the number of shares of our common stock outstanding as of June 18, 2018, after giving effect to a Reverse Stock Split at each of the ratios described in this Proposal 4 but without giving effect to the increase to the number of shares of our common stock we are authorized to issue by approximately 100%, as described in Proposal 3 above. As a result, the information in this table assumes that this Proposal 4 is approved by our stockholders at the Annual Meeting, that Proposal 3 as described in this Proxy Statement above is not approved by our stockholders or is otherwise not implemented, and that no shares of our common stock are issued after June 18, 2018.

Reverse Stock Split Ratio	Approximate Issued and Outstanding Shares of Common Stock (#)(1)	Authorized Shares of Common Stock Post-Reverse Stock Split (#)	Shares of Common Stock Reserved for Future Issuance Post-Reverse Stock Split (#)(1)(2)	Shares of Common Stock Authorized, Unissued and Unreserved for Future Issuance Post-Reverse Stock Split (#)(1)
Pre-Reverse Stock Split	100,499,508	150,000,000	28,243,506	21,256,986
1-for-2	50,249,754	75,000,000	14,121,753	10,628,493
1-for-3	33,499,836	50,000,000	9,414,502	7,085,662
1-for-4	25,124,877	37,500,000	7,060,877	5,314,246
1-for-5	20,099,902	30,000,000	5,648,701	4,251,397
1-for-6	16,749,918	25,000,000	4,707,251	3,542,831
1-for-7	14,357,073	21,428,571	4,034,787	3,036,712
1-for-8	12,562,439	18,750,000	3,530,438	2,657,123
1-for-9	11,166,612	16,666,667	3,138,167	2,361,887
1-for-10	10,049,951	15,000,000	2,824,351	2,125,699
1-for-11	9,136,319	13,636,364	2,567,591	1,932,453
1-for-12	8,374,959	12,500,000	2,353,626	1,771,415
1-for-13	7,730,731	11,538,462	2,172,577	1,635,153
1-for-14	7,178,536	10,714,286	2,017,393	1,518,356
1-for-15	6,699,967	10,000,000	1,882,900	1,417,132
1-for-16	6,281,219	9,375,000	1,765,219	1,328,562
1-for-17	5,911,736	8,823,529	1,661,383	1,250,411
1-for-18	5,583,306	8,333,333	1,569,084	1,180,944
1-for-19	5,289,448	7,894,737	1,486,500	1,118,789
1-for-20	5,024,975	7,500,000	1,412,175	1,062,849

(1)
Share numbers do not give effect to the treatment of fractional shares, as described below.

(2)
Represents shares of our common stock issuable upon conversion or exercise of outstanding convertible notes, warrants and stock options, as well as shares of our common stock reserved for issuance pursuant to equity awards we may grant in the future under the Equity Plan.

        If a Reverse Stock Split is implemented, no fractional shares of our common stock would be issued in connection with the Reverse Stock Split. Rather, holders of our common stock who would otherwise receive a fractional share of our common stock as a result of the Reverse Stock Split would instead receive cash in lieu of the fractional share interest, as explained more fully below. As a result, stockholders holding less than 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 or 20 shares of our common stock immediately before the Reverse Stock Split is implemented would be entitled to receive only a fractional share interest as a result of a Reverse Stock Split effected at a ratio of 1-for-2, 1-for-3, 1-for-4, 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9, 1-for-10, 1-for 11, 1-for-12, 1-for-13, 1-for-14, 1-for-15, 1-for-16, 1-for-17, 1-for-18, 1-for-19, or 1-for-20, respectively, and thus these stockholders would receive only cash in lieu of such fractional share interests and would be eliminated as stockholders of our Company as a result of the Reverse Stock Split. Further, some stockholders may own less than one hundred shares of our common stock after a Reverse Stock Split is implemented. Generally, a purchase or sale of less than one hundred shares (a so-called "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full-service" brokers. As a result, stockholders who own less than one hundred shares of our common stock following a

Reverse Stock Split may be required to pay modestly higher transaction costs if they subsequently determine to sell their shares.

        Our common stock is currently listed for trading on the Nasdaq Capital Market. After a Reverse Stock Split, our common stock would continue to trade on the Nasdaq Capital Market (for so long as we are able to maintain compliance with all Nasdaq listing requirements) under the same trading symbol, "NLST," although Nasdaq would likely add the letter "D" to the end of the trading symbol for a period of 20 trading days to indicate that the Reverse Stock Split had occurred. Additionally, our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act as a result of this registration. The Reverse Stock Split would have no impact on the continued registration of our common stock under the Exchange Act. Also, our common stock has a CUSIP number, which is an identification number assigned to securities that is primarily used to facilitate clearing and settlement of open market purchase and sale transactions. Although our common stock would be assigned a different CUSIP number as a result of a Reverse Stock Split, a change to this number would not likely have any practical impact on our stockholders because the number would mainly be used by brokers in executing trades. The par value of our common stock, $0.001 per share, would remain unchanged by a Reverse Stock Split.

Cash Payment In Lieu Of Fractional Shares

        No fractional shares of our common stock would be issued if the Reverse Stock Split is implemented. Rather, in lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the Reverse Stock Split, we will pay cash equal to such fraction of a share multiplied by the closing sales price of our common stock as reported by the Nasdaq Capital Market on the date on which the Reverse Stock Split is implemented.

Text and Effectiveness of the Reverse Stock Split

        If our stockholders approve the Reverse Stock Split, and if the Board elects to implement the Reverse Stock Split at one of the approved ratios, we would effect the Reverse Stock Split by amending Article IV(A) of our Restated Certificate to add the following sentences immediately after the end thereof:

    "Effective as of [    •    ] [a/p].m., Eastern Time, on [    •    ], 201[    •    ] (the "Effective Time"), each [    •    ] ([    •    ]) shares of Common Stock of the corporation issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock of the corporation. No fractional shares shall be issued or recorded in the stock ledger of the corporation as a result of the reverse stock split provided for in the immediately preceding sentence, and any holder of the corporation's Common Stock that would be entitled to receive a fractional share as a result of such reverse stock split shall, in lieu thereof, be entitled to receive cash (without interest or deduction) from the corporation's transfer agent in lieu of such fractional share interests upon, for any such holder holding the shares in book-entry form, the submission of a transmission letter by the holder or, for any such holder holding the shares in certificated form, the surrender of the holder's Old Certificates (as defined below), in each case in an amount equal to the product obtained by multiplying (i) the most recent closing price per share of the Common Stock as reported on the Nasdaq Capital Market as of the Effective Time (and after giving effect to the Reverse Stock Split on such closing price), by (ii) the amount of the fraction of the fractional share owned by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (collectively, "Old Certificates"), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined and converted, subject to the elimination of fractional share interests as described above."

        Other than as set forth above, our Restated Certificate as currently in effect would remain unchanged by the amendment to effect the Reverse Stock Split contemplated by this Proposal 4. Please note, however, that our Restated Certificate could also be amended to increase the number of shares of our common stock we are authorized to issue, which we are also requesting our stockholders approve at the Annual Meeting and which is described in Proposal 3 in this Proxy Statement above.

        If this Proposal 4 is approved and adopted by our stockholders at the Annual Meeting, it would become effective at the date and time specified in a Certificate of Amendment to our Restated Certificate that we file with the Secretary of State of the State of Delaware and that reflects the amendments to Article IV(A) thereof as set forth above. Except as explained with respect to fractional shares, at the effective date and time of the Reverse Stock Split as set forth in the Certificate of Amendment, shares of our common stock that are issued and outstanding immediately before such effective time will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of our common stock in accordance with the ratio of the Reverse Stock Split determined by the Board among the eleven proposed ratios set forth in this Proposal 4. The approval of this Proposal 4 would grant the Board the authority, in its discretion, to implement the Reverse Stock Split at any time or not at all. If, however, the Board does not implement the Reverse Stock Split before June 30, 2019, then no reverse stock split could be implemented without obtaining further stockholder approval.

Certain Mechanics of a Reverse Stock Split

        If a Reverse Stock Split is implemented, we intend to treat beneficial owners of shares of our common stock held in street name in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers or other nominees would be instructed to effect the Reverse Stock Split for the beneficial owners whose shares of our common stock they hold on behalf of the beneficial owners; however, these brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If we implement a Reverse Stock Split and you hold your shares of our common stock in street name, and you have any questions in this regard, we encourage you to contact your broker or other nominee that holds your shares on your behalf.

        If we implement a Reverse Stock Split and you hold your shares of our common stock in book-entry form, you would not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to receive post-Reverse Stock Split shares of our common stock, a transaction statement indicating the number of such shares that you hold would automatically be sent to your address of record by Computershare Trust Company, N.A., the transfer agent and registrar for our common stock ("Transfer Agent"), as soon as practicable after the effective time of the Reverse Stock Split. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check would be mailed to you at your address of record as soon as practicable after the effective time of the Reverse Stock Split.

        If we implement a Reverse Stock Split and you hold your shares of our common stock in certificated form, you would receive a transmittal letter from our Transfer Agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter would be accompanied by instructions specifying how you could exchange your certificate representing your pre-Reverse Stock Split shares of our common stock for either (1) a certificate representing your post-Reverse Stock Split shares of our common stock, or (2) post-Reverse Stock Split shares of our common stock in book-entry form evidenced by a transaction statement, either of which would be mailed to you at your address of record as soon as practicable after the effective time of the Reverse Stock Split and would reflect the number of shares of our common stock you hold after and as a result of the Reverse Stock Split, and either of which would be mailed together with any payment of cash in lieu of fractional shares to which you may be entitled. Beginning as of the effective time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of our common stock would be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

        Each new certificate or book-entry position issued to represent post-Reverse Stock Split shares of our common stock would continue to bear any legends restricting the transfer of such shares that were borne by the certificates or book-entry positions representing the pre-Reverse Stock Split shares of our common stock.

        Stockholders should not destroy any stock certificate(s) or transaction statement(s) representing shares of our common stock, and should not submit any stock certificate(s) or other requests for exchange until requested to do so.

        If a Reverse Stock Split is implemented, no service charges, brokerage commissions or transfer taxes would be payable by any holder of any certificate that represented pre-Reverse Stock Split shares of our common stock, except that if any certificates evidencing post-Reverse Stock Split shares of our common stock are to be issued in a name other than that in which the certificates for the pre-Reverse Stock Split shares of our common stock are registered, it would be a condition of such issuance that (1) the person requesting the issuance pay to us any transfer taxes payable by reason thereof (or prior to transfer of such certificate, if any) or establish to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the certificate evidencing pre-Reverse Stock Split shares of our common stock is properly endorsed and otherwise in proper form for transfer.

No Appraisal Rights

        Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Restated Certificate to effect the Reverse Stock Split.

Accounting Effects

        If implemented, as a result of the Reverse Stock Split and at its effective time, the stated capital on our consolidated balance sheet attributable to our common stock would be reduced in proportion to the ratio of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. Our stockholders' equity, in the aggregate, would remain unchanged.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

        The following discussion summarizes the material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our common stock. This summary is based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury Regulations under the Code, and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to our Company or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service has been or will be requested in connection with the Reverse Stock Split. No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (1) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (2) who are subject to the alternative minimum tax provisions of the Code; (3) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (4) who hold their shares as a hedge or as part of a hedging, straddle, "conversion transaction," "synthetic security," integrated investment or any risk reduction strategy; (5) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (6) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (7) who hold their shares through individual retirement or other tax-deferred accounts; (8) whose shares constitute qualified small business stock with the meaning of Section 1202 of the Code; or (9) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

        In addition, this summary does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. The summary assumes that, for U.S. federal income tax purposes, the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, this summary does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

        For purposes of this discussion, a U.S. Holder means a beneficial owner of our common stock who is: (1) an individual who is a citizen or resident of the United States; (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as described in Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

        HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

        No gain or loss will be recognized by our Company as a result of the Reverse Stock Split. A stockholder who receives solely a reduced number of shares of our common stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A stockholder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (1) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (2) the cash received. A stockholder's basis in its post-Reverse Stock Split shares will be equal to the aggregate tax basis of such stockholder's pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received. The holding period of our common stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged. For purposes of the discussion of the basis and holding periods for shares of our common stock, the Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the pre-Reverse Stock Split shares to the post-Reverse Stock Split shares. U.S. Holders of shares acquired at different times or at different prices should consult their own tax advisors regarding the allocation of tax basis and holding period of the pre-Reverse Stock Split shares to the post-Reverse Stock Split shares. Any gain or loss recognized by a stockholder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the stockholder's holding period for the shares of our common stock exchanged is more than one year.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK.

PROPOSAL 5
APPROVAL OF THE ADJOUNRMENT OF THE ANNUAL MEETING IF NECESSARY OR
ADVISABLE TO SOLICIT ADDITIONAL PROXIES

        Our Board is proposing for approval by our stockholders the adjournment of the Annual Meeting, if necessary or advisable to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any or all of the other proposals to be voted on at the Annual Meeting, as described in this Proxy Statement. The Annual Meeting may also be adjourned if there is not a quorum present at the commencement of the Annual Meeting to conduct the business of the Annual Meeting, which would occur if holders of at least a majority of the outstanding shares of our common stock as of the record date for the Annual Meeting are not present or represented by proxy at the Annual Meeting.

        In any such case, and if this Proposal 5 is approved by our stockholders, the Chair of the Annual Meeting may determine, in his or her discretion, to adjourn the Annual Meeting to another place, date or time. If such an adjournment occurs and is for more than 30 days, or if after the adjournment a new record date is established by the Board for the adjourned Annual Meeting, then a notice of the adjourned Annual Meeting would be given to each stockholder of record entitled to vote at such adjourned Annual Meeting; otherwise, no such new notice would be given to stockholders, and the place, date or time of the adjourned Annual Meeting would be announced at the Annual Meeting at which the adjournment is taken.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF
THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR ADVISABLE.

CORPORATE GOVERNANCE

Director Independence

        Our Board has determined that each of our director nominees, each of our current directors and each of our directors serving at any time in Fiscal 2017, other than our President and Chief Executive Officer, Mr. Hong, is an independent director within the meaning of applicable Nasdaq rules. In addition, our Board has determined that each director serving currently or at any time in Fiscal 2017 as a member of our Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee, at all times of such service, satisfied or satisfies all independence standards and financial expertise requirements applicable to members of each such committee under, and taking into account the factors set forth in, Nasdaq and SEC rules, and also constitutes a non-employee director, as defined in Rule 16b-3 under the Exchange Act, and an outside director, as defined in Section 162(m) of the Code. In making these determinations, the Board reviewed and discussed information provided by the directors and management regarding each director's business and personal activities as they may relate to our Company.

Board Responsibilities and Meeting Attendance

        The primary responsibilities of the Board are to provide oversight of the business and affairs of the Company, determination of the Company's mission, our long-term strategy and objectives, and management of the Company's risks. These functions of the Board are carried out by the full Board and, when delegated by the committees thereof.

        Our Board of Directors held four meetings in Fiscal 2017, and each director attended at least 75% of all meetings of the Board and each committee on which he served in Fiscal 2017 that were held during the period in which the director served. We do not have a policy requiring that directors attend our annual meetings of stockholders, and none of our independent directors attended our 2017 annual meeting of stockholders.

Board Committees

        Our Board has established a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, each of which is described below and operates pursuant to a written charter adopted by our Board and available on our website, http://www.netlist.com. The table below shows the membership of these committees during Fiscal 2017 and Fiscal 2018 to date, as well as the number of meeting held by each of these committees during Fiscal 2017. Our Board may also create additional committees from time to time, including committees relating to pending litigation proceedings or other significant corporate matters or committees to approve financing or other strategic transactions.

	Audit(1)	Compensation(2)	Nominating and Corporate Governance(3)
Jeffrey Benck	•
Jun S. Cho		Chair	•
Kiho Choi(4)	Chair	•
Blake A. Welcher	•		Chair
Number of Meetings Held in Fiscal 2017	4	2	1

(1)
Mr. Choi has served as a member and the Chair of this committee since May 2017; Mr. Benck has served as a member of this committee since December 2017; and Mr. Welcher has served as a member of this committee at all times during Fiscal 2017 and Fiscal 2018 to date. In addition, the membership of this committee previously included our former directors Mr. Vincent Sheeran, who served on our Board and this committee during Fiscal 2017 until the end of his term in May 2017, and Mr. Charles Cargile, who served on our Board and as Chair of this committee from January 2017 to May 2017 and as a member of this committee from June 2017 until his resignation in December 2017. The Board expects that Mr. Cho will be appointed as a new member of this committee upon the end of Mr. Benck's term as a director at the Annual Meeting.

(2)
Mr. Cho has served as a member and the Chair of this committee at all times during Fiscal 2017 and Fiscal 2018 to date; and Mr. Choi has served as a member of this committee since May 2017. In addition, the membership of this committee previously included Mr. Benck, who served on this committee during Fiscal 2017 until December 2017, and our former director Mr. Sheeran, who served on our Board and this committee during Fiscal 2017 until the end of his term in May 2017.

(3)
Messrs. Welcher (Chair) and Cho have served on this committee at all times during Fiscal 2017 and Fiscal 2018 to date. In addition, the membership of this committee previously included our former director Mr. Cargile, who served on our Board and this Committee during Fiscal 2017 until his resignation in December 2017.

(4)
Our Board has determined that Mr. Choi qualifies, and before Mr. Choi's election, our former director Mr. Cargile qualified, as an "audit committee financial expert" in accordance with applicable SEC rules.

Audit Committee

        The primary functions of our Audit Committee are, among other things, to:

  •
  oversee our financial reporting process, including discussing with our independent registered public accounting firm the scope and plans for all annual audits and discussing with management and our independent registered public accounting firm the adequacy and effectiveness of our accounting and financial controls, systems to monitor and manage business risk, and legal and ethical compliance programs;

  •
  review with management and our independent registered public accounting firm all of our audited and interim financial statements;

  •
  review and approve in advance any transactions by us with related parties;

  •
  appoint, terminate, replace, ensure the independence of and oversee our independent registered public accounting firm;

  •
  pre-approve all audit services and, subject to a "de minimus" exception, all permissible non-audit services to be performed by the independent registered public accounting firm;

  •
  be responsible for setting the corporate tone for quality financial reporting and sound business risk practices and ethical behavior; and

  •
  establish procedures for the confidential and anonymous submission, receipt, retention and treatment of concerns or complaints regarding accounting, internal accounting controls and auditing matters.

Compensation Committee

        The primary functions of our Compensation Committee are, among other things, to:

  •
  review and approve, or make recommendations to the Board regarding, our programs and arrangements for our Section 16 executive officers, including salary, incentive compensation, equity compensation and perquisite programs;

  •
  review the evaluation process and compensation structure for our non-Section 16 executive officers;

  •
  assist the Board in developing and evaluating potential candidates for executive positions and oversee the development of executive succession plans; and

  •
  review and act as administrator of our incentive compensation and other stock-based plans.

        Pursuant to its charter, the Compensation Committee may select, retain and terminate such legal counsel, compensation consultants and other experts or advisors as it deems necessary or appropriate in its sole discretion, and has the authority to approve the fees and retention terms relating to any such consultants or advisors. Pursuant to its charter and in accordance with applicable Nasdaq and SEC rules, the Compensation Committee would assess the independence of any such consultants or advisors, including the existence of any conflicts of interest, before any engagement. In Fiscal 2017, no such consultants or advisors were retained to assist in determining or recommending the amount or form of executive and director compensation.

        The Compensation Committee charter permits the Compensation Committee to form and delegate any of its responsibility to subcommittees as it deems necessary or appropriate in its sole discretion, and the terms of the Equity Plan permit the Compensation Committee, as the administrator of such plan, to delegate to management the authority to grant awards under such plan of up to 25,000 shares of our common stock.

        Pursuant to its charter, the Compensation Committee may invite any director, officer or other employee of the Company to be present at meetings of the Compensation Committee, subject to maintenance of the confidentiality of compensation discussions. Our Chief Executive Officer and our Chief Financial Officer generally participate in meetings of the Compensation Committee at the committee's request in order to, among other things, make presentations regarding Company and individual performance goals for our executives and other senior employees, which are typically discussed on a semi-annual basis, cash bonus and equity award levels for our executives and other senior employees based on achievement of such performance goals, and changes to base salaries for our executives or other senior employees, as applicable. The Compensation Committee reviews and considers these recommendations, but makes all compensation decisions for our executive officers based on its own judgment and discretion and factors it deems relevant. Our Chief Executive Officer is not involved in discussions about or the determination of any aspect of his own compensation.

Nominating and Corporate Governance Committee

        The primary functions of our Nominating and Corporate Governance Committee are, among other things, to:

  •
  lead the search for individuals qualified to become members of the Board and select director nominees to be presented at our annual meetings of stockholders;

  •
  review the standards to be applied by the Board in making determinations as to whether a director satisfies applicable independence requirements;

  •
  review the Board's structure and the Board's committee structure and make recommendations as appropriate, including recommending to the Board the directors to serve as members of each Board committee;

  •
  conduct an annual performance evaluation of the Board and its committees;

  •
  advise the Board on candidates for the positions of Chairman of the Board, Lead Independent Director, Chief Executive Officer and other executive officer positions;

  •
  develop, recommend to the Board and review a set of corporate governance guidelines and a code of business conduct and ethics; and

  •
  review changes in legislation, regulations and other developments impacting corporate governance and make recommendations to the Board with respect to these matters and corporate governance matters generally.

Director Nominations

        Our Board, as a whole and through our Nominating and Corporate Governance Committee, is responsible for identifying, evaluating, recommending and selecting nominees to serve as directors of our Company.

Criteria and Qualifications

        Our Nominating and Corporate Governance Committee is responsible for identifying qualified individuals to become members of our Board of Directors and recommending to the Board proposed nominees for Board membership. In identifying and recommending qualified director candidates, the Nominating and Corporate Governance Committee reviews and evaluates each proposed individual's skills, expertise, industry and other knowledge and business and other experience that may be useful to the effective oversight of the Company's business. In evaluating continuing directors, the Board also considers an individual's past contributions to the Board and the tenure of the continuing director. Under the Nominating and Corporate Governance Committee charter, the qualifications to be considered in the selection of director candidates, among others as the committee deems relevant, are broad experience in business, finance or administration; familiarity with the Company's industry; and prominence and reputation. Additionally, since prominence and reputation in a particular profession or field of endeavor are what brings most prospective director candidates to the Board's attention, the Nominating and Corporate Governance Committee also considers whether a prospective candidate has the time available to devote to the work of the Board and one or more of its committees. Further, although we do not have a formal policy regarding director diversity, we believe a diverse Board encourages new ideas and expands the knowledge base available to management and the Nominating and Corporate Governance Committee considers the diversity of director candidates, including age, skills, and experience, in evaluating prospective director candidates in the context of the needs of the Board as a whole. The Committee also reviews the activities and associations of each prospective director candidate to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent service on the Board.

        Except as described above, our Nominating and Corporate Governance Committee does not have a set of specific or minimum criteria or qualifications for membership on our Board of Directors. The Nominating and Corporate Governance Committee does, however, recognize that, pursuant to our Corporate Governance Guidelines and applicable regulatory requirements, at least one member of our Board of Directors should meet the criteria for an "audit committee financial expert" as defined by SEC rules, at least a majority of our Board of Directors must qualify as independent directors under applicable Nasdaq rules, and the members of certain of our Board committees must satisfy enhanced independence standards and financial expertise requirements under applicable Nasdaq and SEC rules.

Identification and Evaluation of Director Nominees

        Our Nominating and Corporate Governance Committee may utilize a variety of methods for identifying director nominees. For example, potential director candidates may come to the attention of the committee from current members of the Board, executive officers, professional search firms, stockholders or others. Pursuant to its charter, the Nominating and Corporate Governance Committee may select, retain and terminate such legal counsel, consultants and other experts or advisors as it deems necessary or appropriate in identifying and evaluating director nominees or otherwise fulfilling its responsibilities, although in Fiscal 2017, no such consultants or advisors were retained.

        The Nominating and Corporate Governance Committee may consider and evaluate potential director candidates at any point during our fiscal year. In addition, in connection with each annual meeting of our stockholders, the Nominating and Corporate Governance Committee recommends to our Board certain director nominees for election at the annual meeting by our stockholders, and the Board then selects its slate of director nominees based on its determination, using the recommendation and other information provided by the Nominating and Corporate Governance Committee as it deems appropriate, of the suitability of all potential director candidates, individually and in the aggregate, to serve as directors of our Company.

Stockholder Recommendations of Director Candidates

        Our Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. The Nominating and Corporate Governance Committee does not evaluate director candidates differently based on whether the candidate is recommended by a stockholder or otherwise, and any stockholder-recommended candidate would be included in and evaluated in the same manner as the pool of other prospective director candidates. Any such recommendation should be made in writing to our Corporate Secretary at the address of our principal executive offices and should include the name, address and a current resume and curriculum vitae of the proposed director candidate, a statement describing the candidate's qualifications and consent to serve on our Board if selected as a director nominee, and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is recommending the proposed director candidate, the number of shares of our common stock that are owned of record or beneficially by the recommending stockholder and a description of all arrangements or understandings between the recommending stockholder and the candidate. Any stockholder-recommended candidate that is selected by our Nominating and Corporate Governance Committee would be recommended by this committee as a director nominee to the Board, which would then consider and evaluate the candidate and, if approved, appoint the individual as a director to a vacant seat on the Board or include the individual in the Board's slate of recommended director nominees for election at our next annual meeting of stockholders.

Stockholder Nominations of Directors

        Our Bylaws provide that any stockholder who is entitled to vote at an annual meeting of our stockholders and who complies with the notice requirements set forth in our Bylaws may nominate persons for election to our Board of Directors at the applicable annual meeting. These notice requirements provide that a stockholder desiring to nominate a director to our Board of Directors must do so by written notice delivered to or mailed and received by our Corporate Secretary at the address of our principal executive offices within a specified time period before the annual meeting of stockholders at which the director nominee is to be up for election. See "Stockholder Proposals or Director Nominations for 2019 Annual Meeting of Stockholders" below for information about these time periods in connection with our 2019 annual meeting of stockholders. The stockholder's written notice must include, among other things as specified in our Bylaws, certain personal identification information about the stockholder and its recommended director nominee(s); the principal occupation or employment of the recommended director nominee(s); the class and number of shares of the Company that are beneficially owned by the stockholder and its recommended director nominee(s); and any other information relating to the recommended director nominee(s) that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Regulation 14A under the Exchange Act. A stockholder who complies in full with all of the notice provisions set forth in our Bylaws will be permitted to present the director nominee at the applicable annual meeting of our stockholders, but will not be entitled to have the nominee included in our proxy statement for such meeting unless an applicable SEC rule requires that we include the director nominee in our proxy statement. Please refer to the full text of the our Bylaws for additional information about these requirements. A copy of our Bylaws may be obtained by writing to our Corporate Secretary at the address of our principal executive offices or may be accessed on our website, http://www.netlist.com or through our SEC filings available at www.sec.gov.

Corporate Governance Guidelines; Code of Business Conduct and Ethics

        Our Board of Directors has adopted a set of Corporate Governance Guidelines to assist the Board and its committees in fulfilling their respective responsibilities. Our Board of Directors has also adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as all of our other executive officers and employees and all of our directors, which satisfies applicable requirements of the Sarbanes-Oxley Act of 2002 and Nasdaq and SEC rules. Our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website, http://www.netlist.com. We intend to disclose on our website any amendments to or waivers from our Code of Business Conduct and Ethics, to the extent required by applicable law or Nasdaq or SEC rules.

Board Leadership Structure

        Both the Chairman of the Board and the Chief Executive Officer positions are currently held by Mr. Hong. The Board of Directors believes our Chief Executive Officer is best situated to serve as Chairman of the Board because, as one of our founders and due to his involvement in our day-to-day operations, he possesses in-depth knowledge of the issues, opportunities and challenges facing the Company, and the Board believes he is best positioned to develop agendas that ensure the Board's time and attention are focused on our most critical matters. The Board also believes Mr. Hong's combined role, along with his significant ownership in the Company, increases accountability, promotes strategy development and execution and facilitates information flow between management and the Board of Directors, all of which our Board believes are essential to the effective governance of our Company. In addition, the Board has designated Mr. Cho as our Lead Independent Director, a position held by an independent director who serves in a lead capacity to coordinate the activities of the other independent directors, call and chair executive sessions of the Board, assist with the preparation of the agenda for each Board meeting and perform such other board leadership duties and responsibilities as the Board of Directors may determine. The Board believes the establishment of the Lead Independent Director position, along with the independent nature of our Board committees and the regular meetings of our independent directors in executive session, collectively provide our Board with a level of independent oversight (including risk oversight) of management that is appropriate in light of the small size of our Board, the Company's stage of development and our continued commitment to good governance practices.

Board Role in Risk Oversight

        Risk is inherent in every business. We face a number of risks, including business, operational, strategic, reputational, competitive, cybersecurity, financial, legal and regulatory risks. In general, our management is responsible for the day-to-day management of the risks we face, while our Board is responsible for the oversight of risk management. The Board performs its risk oversight function as a whole, as well as through its committee structure.

        The involvement of our full Board of Directors in setting our business strategy and objectives is integral to the Board's assessment of our risks, as well as its assessment of what constitutes an appropriate level of risk for our Company and how best to manage our risks. In its risk oversight role, the Board receives regular reports and/or presentations from applicable members of management and from the committees of the Board regarding areas of significant risk, assesses these risks in the context of our business as a whole and individual transactions or arrangements, and addresses any risk issues with management throughout the year as necessary.

        While our Board of Directors has ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management to its committees. In particular:

  •
  the Audit Committee oversees management of financial risks and related controls and processes and risks related to related party transactions;

  •
  the Compensation Committee oversees management of risks relating to our executive compensation programs and arrangements, including designing compensation programs that encourage a level of risk-taking behavior that is appropriate for our Company and our executives and consistent with our business strategy and objectives; and

  •
  the Nominating and Corporate Governance Committee oversees management of risks relating to the composition of our Board and our corporate governance, including developing and reviewing our Code of Business Conduct and Ethics.

        We believe our Board's regular review and analysis of our risks and risk management policies, as well as the role of our independent Board committees in the Board's performance of its risk oversight function and the appointment of a Lead Independent Director on the Board, provide appropriate oversight of our risk management practices, policies and procedures, even in light of the Board's current leadership structure, consisting of a single person serving as both the Chairman of the Board and the Chief Executive Officer of the Company.

Stockholder Communications with the Board of Directors

        Any stockholder who desires to contact our Board of Directors or any member of our Board of Directors may do so by writing to our Board of Directors, care of our Corporate Secretary, at the address of our principal executive offices. Copies of any such written communication received by the Corporate Secretary will be provided to our full Board of Directors or the identified Board member(s), unless the communication is considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s).

EXECUTIVE OFFICERS

        Each of our executive officers is appointed by, and serves at the direction of, our Board, subject to the terms of our employment agreement with Mr. Hong, our President and Chief Executive Officer, which is described under "Executive Compensation—Employment Agreements" in this Proxy Statement below, and which establishes, among other things, Mr. Hong's term of office.

        The narrative below provides, for Gail Sasaki, our only executive officer other than Mr. Hong, such individual's age as of June 18, 2018; current position(s) with our Company; tenure in such position(s); information about such individual's business experience and qualifications, including principal occupation or employment and principal business of the employer, if any, for at least the past five years; and involvement in certain legal or administrative proceedings, if any. Such information about Mr. Hong, who is also a director of our Company, is set forth above in the description of Proposal 1. There is no arrangement or understanding between any executive officer and any other person or persons pursuant to which any executive officer was or is to be selected as an executive officer of the Company.

        Gail Sasaki, 61, has been our Vice President and Chief Financial Officer since January 2008 and our Corporate Secretary since August 2007. From 2006 to January 2008, Ms. Sasaki served as our Vice President of Finance. Prior to her tenure at Netlist, Ms. Sasaki served in various senior financial roles, including Chief Financial Officer of eMaiMai, Inc., a commercial technology company based in Hong Kong and mainland China; Chief Financial Officer, Senior Vice President of Finance, Secretary and Treasurer of eMotion, Inc. (a Kodak subsidiary and formerly Cinebase Software), a developer of business-to-business media management software and services, and Chief Financial Officer of MicroNet Technology, Inc., a leader in storage technology. Ms. Sasaki also spent seven years in public accounting leaving as an audit manager with Arthur Young (now known as Ernst &Young LLP). Ms. Sasaki earned a Bachelor's degree from the University of California at Los Angeles, and also earned a Master of Business Administration degree from the University of Southern California.

 EXECUTIVE COMPENSATION

        The table below provides information about the compensation awarded to, earned by or paid to each of the following individuals, which we refer to collectively as our "named executive officers," for Fiscal 2017 and Fiscal 2016: each person serving at any time during Fiscal 2017 as our principal executive officer (our President and Chief Executive Officer, Mr. Hong); and our only other executive officer serving as such at any time during Fiscal 2017 (our Vice President, Chief Financial Officer and Corporate Secretary, Ms. Sasaki).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Chun K. Hong	2017	323,000	—	224,412	52,899	600,311
President and Chief Executive Officer	2016	323,000	160,000	177,129	45,445	705,574
Gail Sasaki	2017	200,000	—	56,103	5,382	261,485
Vice President, Chief Financial Officer and Secretary	2016	200,000	80,000	44,282	5,382	329,664

(1)
Represents the grant date fair value of awards granted in the applicable fiscal year, measured in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("ASC Topic 718"). The assumptions used in the calculations for these amounts are described in Note 2—Summary of Significant Accounting Policies—Stock-Based Compensation and Note 8—Stockholders' Equity—Stock-Based Compensation to our consolidated financial statements included in the Annual Report. The material terms of each stock option award granted in Fiscal 2016 and Fiscal 2017 are described below under "Outstanding Equity Awards at Fiscal Year End."

(2)
For Fiscal 2017, the amount consists of (a) for Mr. Hong, $12,317 for automobile rental payments, $6,479 for other vehicle-related costs, $20,927 for a country club membership, $7,411 for a health club membership, and $5,765 for income tax and estate planning costs incurred on Mr. Hong's behalf, and (b) for Ms. Sasaki, the amount of our matching contributions under our savings plan qualified under Section 401(k) of the Code. For Fiscal 2016, the amount consists of (a) $12,303 for automobile rental payments, $20,435 for a country club membership, $6,487 for a health club membership, and $6,220 for income tax and estate planning costs incurred on Mr. Hong's behalf, and (b) for Ms. Sasaki, the amount of our matching contributions under our savings plan qualified under Section 401(k) of the Code.

Employment Agreements

        We entered into an employment agreement with our President and Chief Executive Officer, Mr. Hong, in September 2006. This agreement provides for an initial base salary of $323,000 plus other specified benefits, including the reimbursement of professional fees and expenses incurred in connection with income and estate tax planning and preparation, income tax audits and the defense of income tax claims; the reimbursement of membership fees and expenses for professional organizations and one country club; the reimbursement of employment-related legal fees; automobile rental payments and other vehicle-related expenses; and the reimbursement of health club membership fees and other similar health-related expenses. Mr. Hong may earn annual cash performance bonuses, at the discretion of our Compensation Committee or our Board, of up to 100% of his base salary based upon the achievement of individual and Company performance objectives.

        Mr. Hong's employment agreement automatically renews for additional one-year periods unless we provide or Mr. Hong provides notice of termination six months prior to the renewal date, but at all times Mr. Hong may terminate his employment upon six months' advance written notice to us and we may terminate Mr. Hong's employment upon 30 days' advance written notice to Mr. Hong. If we terminate Mr. Hong's employment without cause or if he resigns from his employment for good reason, which includes a termination or resignation upon a change of control of our Company, Mr. Hong would be entitled to receive continued payments of his base salary for one year, reimbursement of medical insurance premiums during that period unless he becomes employed elsewhere, a pro-rated portion of his annual performance bonus, and, if any severance payment is deemed to be an "excess parachute payment" within the meaning of Section 280G of the Code, an amount equal to any excise tax imposed under Section 4999 of the Code. In addition, upon any such termination or resignation, any unvested stock options held by Mr. Hong would immediately become fully vested and exercisable as of the effective date of the termination or resignation. If Mr. Hong's employment is terminated due to death or disability, he or his estate would receive a lump-sum payment equal to half of his annual base salary and any stock options held by Mr. Hong would vest to the same extent as they would have vested one year thereafter. Additionally, if Mr. Hong's employment is terminated due to death or disability, 25% of the shares subject to outstanding stock options, or such lesser amount as is then unvested, would immediately vest and become exercisable. If Mr. Hong resigns without good reason or is terminated for cause, we would have no further obligation to him other than to pay his base salary or other amounts earned by him through the date of resignation or termination.

        For purposes of Mr. Hong's employment agreement:

  •
  "cause" means a reasonable determination by the Board, acting in good faith based upon actual knowledge at the time, that Mr. Hong has (i) materially breached the terms of his employment agreement, or any other material agreement between us and Mr. Hong, including an arbitration agreement and a proprietary information and invention assignment agreement, (ii) committed gross negligence or engaged in serious misconduct in the execution of his assigned duties, (iii) been convicted of a felony or other serious crime involving moral turpitude, (iv) materially refused to perform any lawful duty or responsibility consistent with Mr. Hong's position with our Company, or (v) materially breached his fiduciary duty or his duty of loyalty to our Company;

  •
  "good reason means (i) the assignment to Mr. Hong, without his consent, of duties inconsistent with his position so as to constitute a diminution of status with our Company, including an assignment of Mr. Hong to a position other than President and Chief Executive Officer of our Company, (ii) our reduction of Mr. Hong's base salary as in effect at any time without Mr. Hong's consent, other than a decrease of up to (and including) 10% in connection with an adverse change in the business operations or financial condition of our Company, (iii) the occurrence of a change of control, or (iv) a requirement that Mr. Hong relocate (or report on a regular basis) to an office outside of Orange County without his consent; and

  •
  a "change of control" means the occurrence of any of the following: (i) any person or entity is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of our Company representing a percentage of the combined voting power of our then-outstanding securities that is greater than 50%, (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date of Mr. Hong's employment agreement, constituted our Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of our Company) whose appointment or election by the Board or nomination for election by our stockholders is approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the date of Mr. Hong's employment agreement or whose appointment, election or nomination for election was previously so approved or recommended; (iii) there is consummated a merger or consolidation of our Company in which our Company does not survive or our Company survives but the shares of our common stock outstanding immediately prior to such merger or consolidation represent 50% or less of the voting power of our Company after such merger or consolidation; or (iv) our stockholders approve a plan of our complete liquidation or dissolution or there is consummated an agreement for our sale or disposition of all or substantially all of our assets, other than a sale or disposition of all or substantially all of our assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership of our Company immediately prior to such sale.

        We have not entered into an employment agreement with Ms. Sasaki, our Vice President, Chief Financial Officer and Secretary. For Fiscal 2017 and Fiscal 2016, Ms. Sasaki received an annualized base salary of $200,000. If Ms. Sasaki's employment is terminated due to death or disability, any stock options held by Ms. Sasaki would vest to the same extent as they would have vested one year thereafter. Additionally, if Ms. Sasaki's employment is terminated due to death or disability, 25% of the shares subject to outstanding stock options, or such lesser amount as is then unvested, would immediately vest and no additional shares would vest thereafter. Ms. Sasaki is eligible for a target cash bonus of 75% of her base salary, which is to be determined by our Board in its discretion based on various factors.

Cash Bonuses

        No cash bonuses were paid to either Mr. Hong or Ms. Sasaki for Fiscal 2017. Mr. Hong and Ms. Sasaki received cash bonuses of $160,000 and $80,000, respectively, for Fiscal 2016, based on the achievement of certain Company performance goals.

Retirement Benefits

        We maintain a savings plan that qualifies as a defined contribution plan under Section 401(k) of the Code, to which all of our employees, including our named executive officers, are able to contribute up to the limit prescribed by applicable tax rules on a before-tax basis. All of these employee contributions are fully-vested upon contribution. In addition, we may make matching contributions on the contributions of our employees on a discretionary basis, and during Fiscal 2017 and Fiscal 2016, we made matching contributions equal to 50% of the first 6% of pay that was contributed by employees, including our named executive officers, to the plan. Effective for pay periods beginning April 15, 2018, we no longer make these matching contributions.

Outstanding Equity Awards at Fiscal Year End

        The following table shows information about the equity awards held by our named executive officers as of the end of Fiscal 2017:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date
Chun K. Hong	120,000	(2)	—		2.20	1/2/2018
	50,000	(3)	—		0.33	6/10/2019
	300,000	(4)	—		2.21	3/17/2021
	300,000	(5)	—		3.59	2/27/2022
	300,000	(6)	—		0.71	2/11/2023
	281,250	(7)	18,750	(7)	2.05	2/21/2024
	206,250	(8)	93,750	(8)	0.84	1/6/2025
	131,250	(9)	168,750	(9)	0.70	1/18/2026
	56,250	(10)	243,750	(10)	1.02	2/14/2027
Gail Sasaki	100,000	(2)	—		2.05	1/4/2018
	6,250	(11)	—		0.29	11/20/2018
	18,750	(3)	—		0.33	6/10/2019
	75,000	(4)	—		2.21	3/17/2021
	75,000	(5)	—		3.59	2/27/2022
	75,000	(6)	—		0.71	2/11/2023
	70,312	(7)	4,688	(7)	2.05	2/21/2024
	51,562	(8)	23,438	(8)	0.84	1/6/2025
	32,812	(9)	42,188	(9)	0.70	1/18/2026
	14,062	(10)	60,938	(10)	1.02	2/14/2027

(1)
All stock option awards that are not fully exercisable vest in 16 equal quarterly installments, subject to continued service on each vesting date, subject to accelerated vesting in certain circumstances as described under "Employment Agreements" above.

(2)
Represents a stock option award granted under the Equity Plan in January 2008.

(3)
Represents a stock option award granted under the Equity Plan in June 2009.

(4)
Represents a stock option award granted under the Equity Plan in March 2011.

(5)
Represents a stock option award granted under the Equity Plan in February 2012.

(6)
Represents a stock option award granted under the Equity Plan in February 2013.

(7)
Represents a stock option award granted under the Equity Plan in February 2014.

(8)
Represents a stock option award granted under the Equity Plan in January 2015.

(9)
Represents a stock option award granted under the Equity Plan in January 2016.

(10)
Represents a stock option award granted under the Equity Plan in February 2017.

(11)
Represents a stock option award granted under the Equity Plan in November 2008.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

        Our non-employee directors receive annual cash compensation of $30,000, which is paid in four equal quarterly installments, and additional cash payments of $1,000 for each regularly scheduled Board meeting and each Board committee meeting not held on the same day as a Board meeting that is attended by the director. The Lead Independent Director and the Chair of our Audit Committee each receive additional cash compensation of $5,000 per year. All of our directors, including our non-employee directors, are also reimbursed for their reasonable out-of-pocket expenses incurred in attending Board and Board committee meetings.

        In addition, each of our non-employee directors is granted a stock option award to purchase up to 25,000 shares of our common stock upon his or her initial appointment or election to the Board, and a stock option award to purchase up to 20,000 shares of our common stock each year in which he or she continues to serve as a director. For awards granted to non-employee directors before Fiscal 2017, all stock options vest in 16 equal quarterly installments, and for awards granted to non-employee directors in Fiscal 2017 and thereafter, all stock options vest in one installment on the one-year anniversary of the grant date of the award, in all cases subject to continued service on each vesting date. All stock option awards granted to non-employee directors are granted under our equity compensation plans then in effect and have an exercise price equal to the fair market value of our common stock on the grant date of the award.

        Directors who are our employees receive no additional compensation for their service as directors.

Director Compensation Table

        The following table shows the compensation of our non-employee directors for Fiscal 2017. Mr. Hong, our President and Chief Executive Officer, is not included in this table because he is an employee of our Company and receives no additional compensation for his service as a director. The compensation received by Mr. Hong as an employee of our Company is described in "Executive Compensation."

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Total ($)
Jeff Benck	36,000	14,381	(2)	50,381
Jun S. Cho	37,000	14,381	(2)	51,381
Kiho Choi	26,419	23,659	(3)	50,078
Blake A. Welcher	39,000	14,381	(2)	53,381
Charles F. Cargile(4)	45,672	14,381	(2)	60,053
Vincent Sheeran(5)	17,500	14,381	(2)	31,881

(1)
Represents the grant date fair value of stock option awards granted in Fiscal 2017, measured in accordance with ASC Topic 718. The assumptions used in the calculations for these amounts are described in Note 2—Summary of Significant Accounting Policies—Stock-Based Compensation and Note 8—Stockholders' Equity—Stock-Based Compensation to our consolidated financial statements included in the Annual Report. At the end of Fiscal 2017, each individual named in the table held stock options to purchase the following number of shares of our common stock: (i) Mr. Benck, 45,000; (ii) Mr. Cho, 85,000; (iii) Mr. Choi, 25,000; (iv) Mr. Welcher, 105,000; (v) Mr. Cargile, 66,250; and (vi) Mr. Sheeran, 0.

(2)
Represents a stock option award granted on March 3, 2017 to purchase up to 20,000 shares of our common stock at an exercise price of $0.98 per share, which vested and became fully exercisable on March 3, 2018.

(3)
Represents a stock option award granted on May 31, 2017 to purchase up to 25,000 shares of our common stock at an exercise price of $1.27 per share, which vests and becomes fully exercisable on May 31, 2018.

(4)
Mr. Cargile resigned from our Board effective December 26, 2017. As a result, Mr. Cargile's outstanding and unvested stock options as of such date, relating to 18,750 shares of our common stock, were forfeited upon his resignation, and Mr. Cargile's outstanding and vested stock options as of such date, relating to 66,250 shares of our common stock, were forfeited on March 26, 2018 because these stock options were not exercised on or before such date.

(5)
Mr. Sheeran's term of service as a director expired on May 31, 2017. As a result, Mr. Sheeran's outstanding and unvested stock options as of such date, relating to 55,000 shares of our common stock, were forfeited upon his resignation, and Mr. Sheeran's outstanding and vested stock options as of such date, relating to 30,000 shares of our common stock, were forfeited on August 29, 2017 because these stock options were not exercised on or before such date.

EQUITY COMPENSATION PLANS

        We currently maintain one equity incentive plan, the Equity Plan. The Equity Plan initially became effective in 2006, was first amended and restated in 2010, and was again amended and restated in 2016. Our Board and our stockholders have previously approved the Equity Plan, including all amendments and restatements of such plan. The terms of the Equity Plan are summarized below.

Share Reserve and Share Limits

        Each January 1, the number of shares reserved for issuance under the Equity Plan will continue to be automatically increased by the lesser of (i) 2.5% of the shares then issued and outstanding, or (ii) 1,200,000 shares. As of June 18, 2018, there were 12,605,566 total shares reserved for issuance under the Equity Plan, including 8,532,984 shares subject to outstanding equity awards granted under this plan.

        Any shares subject to an award or portion of an award which is forfeited, canceled or expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares which may be issued under the Equity Plan. Shares that have been issued under the Equity Plan pursuant to an award generally shall not be returned to the reserve under the Equity Plan and shall not become available for future issuance under the Equity Plan, except that if unvested shares are forfeited, or repurchased by us at the lower of their original purchase price or their fair market value at the time of repurchase, such shares shall become available for future grant under the Equity Plan. Shares tendered or withheld in payment of an option exercise price shall not be returned to or become available for future issuance under the Equity Plan.

        The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,000,000 shares (with an additional 1,000,000 shares of stock in connection with the participant's initial employment). For awards of restricted stock, restricted stock units, and performance units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares granted to a participant during a calendar year is 1,000,000 shares.

Administration

        The Equity Plan is administered, with respect to grants of awards to employees, directors, officers, and consultants, by the administrator, which is defined as the Board or one or more committees designated by the Board. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 under the Exchange Act and Section 162(m) of the Code. The Equity Plan is administered by the Compensation Committee of our Board, the composition of which satisfies such tax and SEC rules, subject to such committee's delegation to management to grant awards to certain eligible persons of up to 25,000 shares.

Eligibility

        Persons eligible to receive awards under the Equity Plan include directors, officers and other employees of and consultants and advisors to our Company or any of our subsidiaries. As of June 18, 2018, approximately76 officers and other employees of our Company and our subsidiaries (including all of the named executive officers) and each of our four non-employee directors are eligible to receive awards under the Equity Plan.

Vesting

        Although the Equity Plan provides the administrator with the discretion to determine the vesting schedule of any awards granted under the plan, stock option awards granted to employees under the

Equity Plan typically vest over four years in either 16 equal quarterly installments or one installment of 25% of the shares subject to the award on the one-year anniversary of the grant date and 12 equal quarterly installments thereafter, subject to continued service on each vesting date.

Adjustments Upon Corporate Transactions

        The Equity Plan provides that, in the event of an "acquisition," as defined in the Equity Plan, the administrator may provide for the termination of outstanding awards under the Equity Plan, unless awards are assumed or replaced by the successor entity in the acquisition. Except as provided in an individual award agreement, for the portion of each award that is not assumed or replaced by the successor entity, such portion of the award may be vested and become exercisable in full or be released from any repurchase or forfeiture rights before the effective date of the acquisition, provided that the participant's continuous service has not terminated before such date.

Amendment, Suspension and Termination

        The Equity Plan will be for a term of 10 years from its 2016 amendment and restatement, unless sooner terminated by the Board. The Board may at any time amend, suspend or terminate the Equity Plan, subject to obtaining stockholder approval for any amendment to the extent necessary to comply with applicable laws and rules.

U.S. Federal Income Tax Consequences Relating to Awards Granted under the Equity Plan

        The following summary of the federal income tax consequences of the awards granted under the Equity Plan does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or additional guidance that is expected to be issued by the Treasury Department under Section 409A of the Code.

        The grant of a non-qualified stock option under the Equity Plan will not result in any federal income tax consequences to the option holder or to the Company. Upon exercise of a non-qualified stock option, the option holder is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the option holder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the option holder's total compensation is deemed reasonable in amount. Any gain or loss on the option holder's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

        The grant of an incentive stock option under the Equity Plan will not result in any federal income tax consequences to the option holder or to the Company. An option holder recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the option holder has held the shares of common stock. If the option holder does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the option holder will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances. If the option holder fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the option holder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the option holder's total compensation is deemed reasonable in amount.

        Federal income tax consequences of other awards we may grant under the Equity Plan are generally as follows: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company is generally entitled to a corresponding deduction at the time the participant recognizes income, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.

Securities Authorized for Issuance under Equity Compensation Plans

        The following table provides information as of December 30, 2017 about compensation plans under which our equity securities are authorized for issuance:

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	8,345,170	(1)	1.42	1,082,880	(1)
Equity compensation plans not approved by security holders	400,000	(2)	0.80	—

Total	8,745,170		1.39	1,082,880

(1)
Subject to certain adjustments, as of December 30, 2017, we were authorized to issue a maximum of 11,405,566 shares of our common stock pursuant to awards granted under the Equity Plan. In addition, pursuant to the terms of the Equity Plan, each January 1, the number of shares reserved for issuance under the plan will continue to be automatically increased by the lesser of (i) 2.5% of the shares then issued and outstanding, or (ii) 1,200,000 shares.

(2)
Consists of a stock option award to purchase up to 400,000 shares of our common stock issued to our Senior Vice President of Sales and Marketing in connection with his hiring in December 2015 which has an exercise price of $0.80 per share and a contractual term of 10 years and which, with respect to 350,000 of the shares subject to the award, vests over four years, with 25% of the shares subject to the award vesting on the one-year anniversary of the grant date and the remainder of the shares subject to the award vesting in equal quarterly installments thereafter, and with respect to 50,000 of the shares subject to the award, vests upon the achievement of specified performance goals.

AUDIT COMMITTEE REPORT

        This report has been reviewed and approved by the members of the Audit Committee of the Board of Directors. Each such member is an independent director within the meaning of applicable Nasdaq and SEC rules. The Audit Committee has the duties and powers described in its written charter adopted by the Board. A copy of the charter is available on our website, http://www.netlist.com.

        The purpose of the Audit Committee is to assist the Board in overseeing the integrity of Company's financial reporting process and financial statements, the Company's compliance with legal and regulatory requirements, and the performance, qualifications and independence of our independent registered public accounting firm. Management is responsible for the Company's financial reporting process and for designing and monitoring internal control systems. Our independent registered public accounting firm, KMJ, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB").

        In fulfilling its responsibilities, the Audit Committee has reviewed and discussed, with management and KMJ, our annual audited consolidated financial statements for Fiscal 2017. The Audit Committee has also discussed with KMJ the matters required to be discussed by Auditing Standard No. 1301, "Communications with Audit Committees." In addition, the Audit Committee has received the written disclosures and the letter from KMJ required by applicable requirements of the PCAOB regarding KMJ's communications with the Audit Committee concerning independence, and has discussed with KMJ its independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Annual Report for filing with the SEC.

THE AUDIT COMMITTEE: Kiho Choi, Chair Jeffrey Benck Blake A. Welcher

        This Audit Committee report shall not be deemed to be "soliciting material," or to be "filed" with the SEC or subject to Regulation 14A or 14C under the Exchange Act, other than as provided by applicable SEC rules, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended ("Securities Act"), or the Exchange Act. This audit committee report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below sets forth information regarding the ownership of our common stock, as of June 18, 2018 unless otherwise indicated in the footnotes to the table, by (i) all persons known by us to beneficially own more than 5% of our common stock, (ii) each of our current directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. We know of no agreements among our stockholders that relate to voting or investment power over our common stock or any arrangement the operation of which may at a subsequent date result in a change of control of our Company.

        Beneficial ownership is determined in accordance with applicable SEC rules and generally reflects sole or shared voting or investment power over securities. Under these rules, a person is deemed to be the beneficial owner of securities the person has the right to acquire as of or within 60 days after June 18, 2018, upon the exercise of outstanding stock options or warrants, the conversion of outstanding convertible notes, or the exercise or conversion of any other derivative securities affording the person the right to acquire shares of our common stock. As a result, each person's percentage ownership set forth in the table below is determined by assuming that all outstanding stock options, warrants or other derivative securities held by such person that are exercisable or convertible as of or within 60 days after June 18, 2018 have been exercised or converted. Except in cases where community property laws apply or as indicated in the footnotes to the table, we believe each person identified in the table below possesses sole voting and investment power over all shares of common stock shown as beneficially owned by such person.

	Shares Beneficially Owned
Name of Beneficial Owner:	Number	Percent(1)
5% Stockholders:
AWM Investment Company, Inc.(2)	6,909,089	6.9%
Executive Officers and Directors:
Chun K. Hong(3)	12,356,276	12.1%
Gail Sasaki(4)	550,000	*
Jeffrey Benck(5)	32,500
Jun S. Cho(6)	264,250	*
Kiho Choi(7)	25,000	*
Blake A. Welcher(8)	95,000	*
All executive officers and directors as a group (6 persons)(9)	13,323,026	12.9%

*
Represents beneficial ownership of less than 1%.

(1)
All ownership percentages are based on 100,499,508 shares of our common stock outstanding as of June 18, 2018.

(2)
The number of shares reported as beneficially owned is based solely on a Schedule 13G/A with a reporting date of December 31, 2017, filed with the SEC by AWM Investment Company, Inc. ("AWM"), which is the investment adviser to Special Situations Technology Fund, L.P., a Delaware limited partnership ("TECH"), and Special Situations Technology Fund II, L.P., a Delaware limited partnership ("TECH II"). Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are members of SST Advisers, L.L.C., a Delaware limited liability company and the general partner of TECH and TECH II, and are also controlling principals of AWM. The principal business address for AWM is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, New York 10022.

(3)
Represents (i) 1,812,500 shares of common stock issuable upon the exercise of stock options that are or will be vested and exercisable within 60 days after June 18, 2018,

  (ii) 10,243,776 outstanding shares of common stock, of which 10,158,208 shares are held by Mr. Hong and his wife, Won K. Cha, as co-trustees of the Hong-Cha Community Property Trust (Mr. Hong and Ms. Cha possess shared voting and investment power over the shares of common stock held by the Hong-Cha Community Property Trust, and each disclaims beneficial ownership of such shares except to the extent of his or her pecuniary interest therein), and (iii) 300,000 outstanding shares of restricted stock that are subject to forfeiture to the Company until vested (the forfeiture restrictions on these shares of restricted stock lapse ratably on a quarterly basis through April 12, 2020).

(4)
Represents (i) 465,625 shares of common stock issuable upon the exercise of stock options that are or will be vested and exercisable within 60 days after June 18, 2018, (ii) 9,375 outstanding shares of common stock, and (iii) 75,000 outstanding shares of restricted stock that are subject to forfeiture to the Company until vested (the forfeiture restrictions on these shares of restricted stock lapse ratably on a quarterly basis through April 12, 2020).

(5)
Represents 32,500 shares of common stock issuable upon the exercise of stock options that are or will be vested and exercisable within 60 days after June 18, 2018.

(6)
Represents (i) 68,750 shares of common stock issuable upon the exercise of stock options that are or will be vested and exercisable within 60 days after June 18, 2018, and (ii) 195,500 outstanding shares of common stock, of which 175,500 are held in 401(k) and other investment accounts.

(7)
Represents 25,000 shares of common stock issuable upon the exercise of stock options that are or will be vested and exercisable within 60 days after June 18, 2018.

(8)
Represents 95,000 shares of common stock issuable upon the exercise of stock options that are or will be vested and exercisable within 60 days after June 18, 2018.

(9)
Represents (i) 2,499,375 shares of common stock issuable upon the exercise of stock options that are or will be vested and exercisable within 60 days after June 18, 2018, and (ii) 10,823,651 outstanding shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

        Except as described below and except for employment arrangements and compensation for Board service, which are described in "Director Compensation", since January 3, 2016, there has not been, nor is there currently proposed, any transaction or series of transactions in which our Company was or is to be a participant, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for our last two completed fiscal years, and in which any director, officer or beneficial owner of more than 5% of our common stock, or member of any such person's immediate family, had or will have a direct or indirect material interest.

        On May 17, 2018, we entered into a Share Purchase Agreement with a trust controlled by Mr. Hong, our President, Chief Executive Officer and Chairman of the Board, pursuant to which we issued and sold to Mr. Hong's trust 5,405,405 shares of our common stock at a price per share of $0.148 and for aggregate gross proceeds of approximately $800,000. The closing of such purchase and sale occurred on May 21, 2018. See "Security Ownership of Certain Beneficial Owners and Management" for more information about Mr. Hong's beneficial ownership of our securities.

        Our Vice President of Operations, Paik K. Hong, is the brother of Chun K. Hong, our President, Chief Executive Officer and Chairman of the Board. For Fiscal 2018 to date, Mr. P. K. Hong earns an annual cash salary of $200,000. For Fiscal 2017, Mr. P. K. Hong earned cash salary of $200,000 and was granted a stock option award to purchase up to 75,000 shares of our common stock at an exercise price of $1.02. For Fiscal 2016, Mr. P.K. Hong earned cash salary of $200,000 and a cash bonus of $100,000 and was granted two stock option awards, each to purchase up to 25,000 shares of our common stock at an exercise price of $1.49 and $0.73, respectively. The total grant date fair value of the stock option awards granted to Mr. P. K. Hong in Fiscal 2017 and Fiscal 2016, measured in accordance with ASC Topic 718, was $56,103 and $43,120, respectively. The assumptions used in the calculations for these amounts are described in Note 2—Summary of Significant Accounting Policies—Stock-Based Compensation and Note 8—Stockholders' Equity—Stock-Based Compensation to our consolidated financial statements included in the Annual Report.

        We have entered into indemnification agreements with each of our directors and executive officers. In general, these agreements require us to indemnify each such individual to the fullest extent permitted under Delaware law against certain liabilities that may arise by reason of their service for us, and to advance expenses incurred as a result of any such proceeding as to which any such individual could be indemnified.

Policies and Procedures for Review and Approval of Related Party Transactions

        Pursuant to its written charter and in accordance with applicable Nasdaq rules, our Audit Committee is responsible for reviewing and approving in advance any transactions with a related party. The Audit Committee intends to approve only those related party transactions that are considered to be in the best interests of our Company and our stockholders. In considering whether to approve any transaction, the Audit Committee considers such factors as it deems appropriate, which may include: the related party's relationship with our Company and interest in the transaction; the material facts of the transaction, including the value of the transaction, or in the case of indebtedness, the principal amount that would be involved; the benefits of the transaction to our Company; an assessment of whether the transaction is on terms that are comparable to the terms that may be available in a similar transaction with an unrelated party; the impracticability or cost of securing alternative arrangements; and such other factors as the Audit Committee deems relevant.

 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors and beneficial owners of more than 10% of our common stock to file with the SEC reports of ownership on Form 3 and changes in ownership on Forms 4 or 5. These executive officers, directors and 10% beneficial owners are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received by us or written representations from persons subject to Section 16(a) that no other reports were required, we believe these persons complied with all applicable Section 16(a) filing requirements in Fiscal 2017.

Stockholder Proposals or Director Nominations for 2019 Annual Meeting of Stockholders

        The submission deadline for stockholder proposals to be included in our proxy materials for our 2019 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act is March 13, 2019 if the meeting is held between July 16, 2019 and September 14, 2019 or, if the meeting is not held within these dates, a reasonable time before we begin to print and send our proxy materials for the meeting. All such proposals must be in writing and sent to our Corporate Secretary at the address of our principal executive offices, and must otherwise comply with Rule 14a-8 in all respects.

        In accordance with our Bylaws, any stockholder who intends to submit one or more director nominees or any other proposal for consideration at our 2019 annual meeting of stockholders outside the processes of Rule 14a-8 must, in addition to complying with all other requirements set forth in our Bylaws, (i) in the case of a stockholder seeking inclusion of a director nominee or other proposal in our proxy materials, deliver written notice to us between January 12, 2019 and March 13, 2019 if the meeting is held between July 16, 2019 and September 14, 2019 or, if the meeting is not held within these dates, no later than the 90th day before the date of the meeting or the 15th day after our first public announcement of the date of the meeting, whichever is later; provided, however, that a stockholder who complies with these notice procedures for a director nominee will be permitted to present the nominee at the meeting but will not be entitled to have the nominee included in our proxy materials in the absence of an applicable SEC rule requiring us to do so, and (ii) in the case of a stockholder not seeking inclusion of a director nominee or other proposal in our proxy materials, deliver written notice to us not less than the 90th day before the date of the meeting. Any such notice must be delivered or mailed and received by our Corporate Secretary at the address of our principal executive offices and must contain all of the information required by our Bylaws. We will not entertain any director nominations or other proposal at the Annual Meeting or at our 2019 annual meeting of stockholders that do not meet the requirements set forth in our Bylaws. Please refer to the full text of our Bylaws for additional information about these requirements. A copy of our Bylaws may be obtained by writing to our Corporate Secretary at the address of our principal executive offices or may be accessed on our website, http://www.netlist.com or through our SEC filings available at www.sec.gov. Further, if we comply and the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

Other Business at the Annual Meeting

        Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If other matters do properly come before the Annual Meeting, the individuals we have designated as proxies for the Annual Meeting, who are named in the accompanying proxy card, will have discretionary authority to vote for or against any such matter. It is the intention of such individuals to vote on such matters in accordance with the recommendation of the Board of Directors or, if no such recommendation is given, in their best judgment.

More Information About the Company and the Annual Meeting

        For more information about the Company, please see our Annual Report, which accompanies this Proxy Statement and is available on our website, http://www.netlist.com. Our annual report on Form 10-K for Fiscal 2017, which is part of the Annual Report, was filed with the SEC on March 30, 2018 and amended on April 30, 2018, and is also available on our website or through our SEC filings available at www.sec.gov.

        If you have questions about the Annual Meeting or need assistance voting your shares, or if you would like to request additional copies of our proxy materials for the Annual Meeting (which will be provided free of charge), please contact our proxy solicitor, Georgeson, using the following contact information:

Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
866-828-4305

By order of the Board of Directors,

Gail Sasaki Vice President, Chief Financial Officer and Corporate Secretary
Irvine, California July 9, 2018

Netlist, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Pacific Time, on August 15, 2018.
Vote by Internet
• Go to www.investorvote.com/NLST
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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proposals — The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

1. Election of Directors:	01 - Chun K Hong	02 - Jun S. Cho	03 - Kiho Choi
04 - Blake A. Welcher

Mark here to vote FOR all nominees	Mark here to WITHHOLD vote from all nominees	Mark here to vote FOR all nominees EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain		For	Against	Abstain

2. Ratification of appointment of KMJ Corbin & Company LLP as independent registered public accounting firm for the fiscal year ending December 29, 2018.	☐	☐	☐	3. Approval of amendment to Restated Certificate of Incorporation to increase the number of shares of common stock authorized to be issued by approximately 100%.	☐	☐	☐

4.  Approval of amendment to Restated Certificate of Incorporation to effect, on or before June 30, 2019, a reverse split of our authorized, issued and outstanding common stock, at a ratio of between 1-for-2 and 1-for-20 and if and when and at such ratio as may be determined by our Board of Directors.

	☐	☐	☐

5.  Approval of the adjournment of the Annual Meeting, if necessary or advisable to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing items of business.

					☐	☐	☐

Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce our costs in mailing proxy materials in the future, you may consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on the front of this card to vote by the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in the future.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Netlist, Inc.

Principal Executive Office:

175 Technology, Suite 150

Irvine, CA 92618

This Proxy is solicited on behalf of the Board of Directors of NETLIST, INC.

The undersigned hereby appoints Chun K. Hong and Gail Sasaki or either of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution to vote all shares of the Common Stock, $0.001 par value per share, of NETLIST, INC., which the undersigned is entitled to vote at the annual meeting of the stockholders of NETLIST, INC., to be held on Wednesday August 15, 2018 at 10:00 a.m., Pacific Time, at the offices of Merrill Corporation, 2603 Main Street, Suite 610, Irvine, CA 92614-4242, and any and all adjournments or postponements thereof, on the proposals set forth on the reverse side of this Proxy and any other matters properly brought before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted FOR all of the director nominees (proposal 1), FOR the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 29, 2018 (proposal 2), FOR the approval of the amendment to our Restated Certificate of Incorporation to increase the number of shares of our common stock we are authorized to issue by approximately 100% (proposal 3), FOR the approval of the amendment to our Restated Certificate of Incorporation to effect a reverse split of our authorized, issued and outstanding common stock, at a ratio of between 1-for-2 and 1-for-20 (proposal 4) and FOR the approval of the adjournment of the Annual Meeting, if necessary or advisable to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing items of business (proposal 5).

With respect to any other matters that may properly come before said meeting, the persons named above are authorized to vote this Proxy in accordance with the recommendation of the Board of Directors or, if no such recommendation is given, in their best judgment.

All Proxies to vote at said meeting or any adjournment or postponements thereof heretofore given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement dated July 9, 2018 is hereby acknowledged.

NOTE: PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE POST PAID ENVELOPE.